Exhibit 10.1

EXECUTION COPY

SIXTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

FC-GEN OPERATIONS INVESTMENT, LLC

a Delaware limited liability company

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH SECURITIES MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS AND ANY OTHER APPLICABLE SECURITIES LAWS; AND (II) THE TERMS AND CONDITIONS OF THIS SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

dated as of February 2, 2015

i

ii

EXHIBIT A: EXAMPLES REGARDING ADJUSTMENT FACTOR

EXHIBIT B: NOTICE OF REDEMPTION

EXHIBIT C: CONSENT BY SPOUSE

EXHIBIT D: ANTI-MONEY LAUNDERING REPRESENTATIONS AND UNDERTAKINGS

EXHIBIT E: EXCLUDED ASSETS

iii

SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY

OPERATING AGREEMENT

OF FC-GEN OPERATIONS INVESTMENT, LLC

THIS SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC, dated as of February 2, 2015 (the “Effective Date”), is entered into by and among SUN HEALTHCARE GROUP, INC., a Delaware corporation, as the Managing Member, and each of the Non-Managing Members (as defined herein).

WHEREAS, the Company was formed pursuant to the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq. (as it may be amended from time to time, and any successor to such statute, the “Act”), by the filing of a Certificate of Formation with the Secretary of the State of Delaware on August 9, 2010 (the “Formation Date”) which filing is hereby ratified and approved in all respects; and

WHEREAS, the Company operated pursuant to the terms of that certain Fifth Amended and Restated Limited Liability Company Operating Agreement, dated January 14, 2013 and effective as of May 25, 2012, by and among the members thereunder as amended by that certain Amendment to Amended and Restated Limited Liability Company Operating Agreement, dated as of August 23, 2013 and effective as of May 25, 2012 (the “Original Agreement”); and

WHEREAS, pursuant to that certain Purchase and Contribution Agreement, dated as of August 18, 2014 (the “Purchase Agreement”), Skilled Healthcare Group, Inc. and the Company have agreed to enter into certain transactions and in connection therewith Managing Member will acquire a membership interest in the Company in exchange for the indirect contribution of substantially all of Genesis’ assets (other than certain Excluded Assets) on the Closing Date; and

WHEREAS, as of the Effective Date, Gross Asset Values of all Company assets are adjusted to fair market value based on the stock price of Genesis Healthcare, Inc. (f/k/a Skilled Healthcare Group, Inc.) on the Effective Date in accordance with the definition of Gross Asset Value herein; and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Non-Managing Members acknowledge and agree that the Membership Interests issued and outstanding under the Original Agreement have been reclassified as Company Class A Common Units pursuant to the terms of this Agreement; and

WHEREAS, the initial Percentage Interest and number of Company Units for each Holder is set forth on Schedule I; and

WHEREAS, in connection with the Transactions (as such term is defined in the Purchase Agreement), on the Effective Date Managing Member was admitted to the Company as the managing member thereof; and

WHEREAS, the Managing Member and Non-Managing Members now desire to amend and restate the Original Agreement to read in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:

“AAA” has the meaning set forth in Section 15.3(a).

“Actions” has the meaning set forth in Section 6.6(a).

“Additional Funds” has the meaning set forth in Section 3.3(a).

“Additional Member” means a Person who is admitted to the Company as a Member pursuant to the Act and Section 11.2, who is shown as such on the books and records of the Company, and who has not ceased to be a Member pursuant to the Act and this Agreement.

“Adjusted Capital Account” means, with respect to any Member, such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i) credit to such Capital Account any amounts that such Member is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Member’s Membership Interest or that such Member is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii) debit to such Capital Account the items described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of “Adjusted Capital Account” is intended to comply with the provisions of Regulations section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Adjusted Capital Account.

“Adjustment Factor” means 1.0; provided, however, that in the event that:

(i) Genesis (a) declares or pays a dividend on its outstanding Class A Shares wholly or partly in Class A Shares or makes a distribution to all holders of its outstanding Class A Shares wholly or partly in Class A Shares, (b) splits or subdivides its outstanding Class A Shares or

(c) effects a reverse stock split or otherwise combines its outstanding Class A Shares into a smaller number of Class A Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction, (1) the numerator of which shall be the number of Class A Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (2) the denominator of which shall be the actual number of Class A Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;

(ii) Genesis distributes any rights, options or warrants to all holders of its Class A Shares to subscribe for or to purchase or to otherwise acquire Class A Shares, or other securities or rights convertible into, exchangeable for or exercisable for Class A Shares, at a price per share less than the Value of a Class A Share on the record date for such distribution (each a “Distributed Right”), then, as of the distribution date of such Distributed Rights or, if later, the time such Distributed Rights become exercisable, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of Class A Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus the maximum number of Class A Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of Class A Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus a fraction (1) the numerator of which is the maximum number of Class A Shares purchasable under such Distributed Rights, multiplied by the minimum purchase price per Class A Share under such Distributed Rights and (2) the denominator of which is the Value of a Class A Share as of the record date (or, if later, the date such Distributed Rights become exercisable); provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution (or, if later, the time the Distributed Rights become exercisable) of the Distributed Rights, to reflect a reduced maximum number of Class A Shares or any change in the minimum purchase price for the purposes of the above fraction; and

(iii) Genesis shall, by dividend or otherwise, distribute to all holders of its Class A Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection (i) or (ii) above), which evidences of indebtedness or assets relate to assets not received by Genesis or its Subsidiaries pursuant to a pro rata distribution by the Company, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor in effect immediately prior to the close of business as of the record date fixed for the determination of stockholders entitled to receive such distribution by a fraction (a) the numerator of which shall be such Value of a Class A Share on such record date and (b) the denominator of which shall be the Value of a Class A Share as of such record date less the then fair market value (as determined by Genesis, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one Class A Share; provided, however, that Genesis agrees that it shall not make a dividend or distribution of the type described in this clause (iii) unless and until approved by a majority of members of the Board of Directors and as long as such approval shall not be objected to by any members of the Board of Directors who qualify as Non-FC Gen Directors.

Notwithstanding the foregoing, no adjustments to the Adjustment Factor will be made for any class or series of Membership Interests to the extent that the Company makes or effects any correlative distribution or payment to all of the Members holding Membership Interests of such class or series, or effects any correlative split or reverse split in respect of the Membership Interests of such class or series. Any adjustments to the Adjustment Factor shall become effective immediately after such event, retroactive to the record date, if any, for such event. For illustrative purposes, examples of adjustments to the Adjustment Factor are set forth on Exhibit A attached hereto.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Sixth Amended and Restated Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC, together with the Schedules and Exhibits hereto, as now or hereafter amended, restated, modified, supplemented or replaced.

“Applicable Percentage” has the meaning set forth in Section 14.1(b).

“Applicable Sale” has the meaning set forth in Section 7.4(a).

“Applicable Sale Notice” has the meaning set forth in Section 7.4(b).

“Appraisal” means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets, selected by the Managing Member. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the Managing Member is fair, from a financial point of view, to the Company.

“Assets” means any assets and property of the Company, and “Asset” means any one such asset or property.

“Assignee” means a Person to whom a Membership Interest has been Transferred but who has not become a Substituted Member, and who has the rights set forth in Section 10.5.

“Available Cash” means, with respect to any period for which such calculation is being made,

(iv) the sum, without duplication, of:

(1) the Company’s Net Income or Net Loss (as the case may be) for such period,

(2) Depreciation and all other noncash charges to the extent deducted in determining Net Income or Net Loss for such period,

(3) the amount of any reduction in reserves of the Company established by the Managing Member (including reductions resulting because the Managing Member determines such amounts are no longer necessary),

(4) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Company property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period, and

(5) all other cash received (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Company for such period that was not included in determining Net Income or Net Loss for such period;

(v) less the sum, without duplication, of:

(1) all principal debt payments made during such period by the Company,

(2) capital expenditures made by the Company during such period,

(3) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(1) or clause (ii)(2) above,

(4) all other cash expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued but not paid),

(5) any amount included in determining Net Income or Net Loss for such period that was not received by the Company during such period,

(6) the amount of any increase in reserves (including working capital reserves) established by the Managing Member during such period, and

(7) any amount distributed or paid in redemption of any Member’s Membership Interest or Company Units, including any Cash Amount paid.

Notwithstanding the foregoing, Available Cash shall not include (a) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Company or (b) any Capital Contributions, whenever received or any payments, expenditures or investments made with such Capital Contributions. Available Cash shall be calculated as if all Excluded Assets and all operating or capital proceeds attributable to all Excluded Assets had been received by the Company and all expenses and reimbursements related to all Excluded Assets had been incurred by the Company.

“Bankruptcy” means, with respect to any Person, the occurrence of any event specified in Section 17-402(a)(4) or (5) of the Act with respect to such Person, and the terms “Bankrupt” has a meanings correlative to the foregoing.

“Board of Directors” means the Board of Directors of Genesis.

“Business Day” means any weekday, excluding any legal holiday observed pursuant to United States federal or New York State law or regulation.

“Bylaws” means the bylaws of Genesis, as in effect from time to time.

“Capital Account” means, with respect to any Member, the capital account maintained by the Managing Member for such Member on the Company’s books and records in accordance with the following provisions:

(b) To each Member’s Capital Account, there shall be added such Member’s Capital Contributions, such Member’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 5.3, and the amount of any Company liabilities assumed by such Member or that are secured by any property distributed to such Member.

(c) From each Member’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 5.3, and the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company (except to the extent already reflected in the amount of such Member’s Capital Contribution).

(d) In the event any interest in the Company is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Member’s Capital Account of the transferor to the extent that it relates to the Transferred interest.

(e) In determining the amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

(f) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the provisions of Regulations section 1.704-1(b)(2)(iv), et al, and shall be interpreted and applied in a manner consistent with such Regulations. The Managing Member may modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, provided that the Managing Member determines that such modification is not reasonably likely to have a material effect on the amounts distributable to any Member without such Person’s consent. The Managing Member also may (i) make any adjustments to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations section 1.704-1(b) or section 1.704-2; provided, however, that the Managing Member determines that such changes are not reasonably likely to have a material effect on the amounts distributable to the Member as current cash distributions or as distributions on termination of the Company.

“Capital Contribution” means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Contributed Asset that such Member contributes to the Company or is deemed to contribute pursuant to Article III.

“Capital Share” means a share of any class or series of stock of Genesis now or hereafter authorized, other than a Common Share.

“Cash Amount” means an amount of cash equal to the product of (i) the Value of a Class A Share and (ii) the Class A Shares Amount determined as of the applicable Valuation Date.

“Certificate” means the Certificate of Formation executed and filed in the Office of the Secretary of State of the State of Delaware (and any and all amendments thereto and restatements thereof) on behalf of the Company pursuant to the Act.

“Charter” means the certificate of incorporation of Genesis, within the meaning of Section 104 of the General Corporation Law of the State of Delaware.

“Class A Share” means a share of Class A common stock of Genesis, $0.001 par value per share.

“Class A Shares Amount” means a number of Class A Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor; provided, however, that, in the event that Genesis issues to all holders of Class A Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling Genesis’ stockholders to subscribe for or purchase Class A Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the Class A Shares Amount shall also include such Rights that a holder of that number of Class A Shares would be entitled to receive, expressed, where relevant hereunder, as a number of Class A Shares, determined by Genesis.

“Class B Share” means a share of Class B common stock of Genesis, $0.001 par value per share.

“Class C Share” means a share of Class C common stock of Genesis, $0.001 par value per share.

“Closing Date” means February 2, 2015.

“Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Common Share” means a Class A Share, Class B Share or Class C Share (and shall not include any additional series or class of Genesis’ common stock created after the date of this Agreement).

“Company” means FC-GEN Operations Investment, LLC, the limited liability company formed and continued under the Act and pursuant to this Agreement, and any successor thereto.

“Company Class A Common Unit” means a fractional share of the Membership Interests of all Members issued pursuant to Sections 3.1 and 3.2, but does not include any Company Class B Common Unit, Company Class C Common Unit, Company Junior Unit, Company Preferred Unit or any other Company Unit specified in a Company Unit Designation as being other than a Company Class A Common Unit.

“Company Class B Common Unit” means a fractional share of the Membership Interests of all Members issued pursuant to Sections 3.1 and 3.2, but does not include any Company Class A Common Unit, Company Class C Common Unit, Company Junior Unit, Company Preferred Unit or any other Company Unit specified in a Company Unit Designation as being other than a Company Class B Common Unit.

“Company Class C Common Unit” means a fractional share of the Membership Interests of all Members issued pursuant to Sections 3.1 and 3.2, but does not include any Company Class A Common Unit, Company Class B Common Unit, Company Junior Unit, Company Preferred Unit or any other Company Unit specified in a Company Unit Designation as being other than a Company Class C Common Unit.

“Company Common Unit” means a Company Class A Common Unit, Company Class B Common Unit or Company Class C Common Unit.

“Company Counsel” has the meaning set forth in Section 15.1.

“Company Employee” means an employee of the Company or an employee of a Subsidiary of the Company, if any.

“Company Equivalent Units” means, with respect to any class or series of Capital Shares, Company Units with preferences, conversion and other rights (other than voting rights), restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption that are substantially the same as (or correspond to) the preferences, conversion and other rights, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of such Capital Shares as appropriate to reflect the relative rights and preferences of such Capital Shares as to the Common Shares and the other classes and series of Capital Shares as such Company Equivalent Units would have as to Company Common Units and the other classes and series of Company Units corresponding to the other classes of Capital Shares, but not as to matters such as voting for members of the Board of Directors that are not applicable to the Company. For the avoidance of doubt, the voting rights, redemption rights and rights to Transfer Company Equivalent Units need not be similar to the rights of the corresponding class or series of Capital Shares, provided, however, with respect to redemption rights, the terms of Company Equivalent Units must be such so that the Company complies with Section 3.7.

“Company Junior Unit” means a fractional share of the Membership Interests of a particular class or series that the Managing Member has authorized pursuant to Section 3.2 that has distribution rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the Company Common Units.

“Company Minimum Gain” has the meaning set forth in Regulations section 1.704-2(b)(2) and is computed in accordance with Regulation section 1.704-2(d).

“Company Preferred Unit” means a fractional share of the Membership Interests of a particular class or series that the Managing Member has authorized pursuant to Section 3.1 or Section 3.2 or Section 3.3 that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Company Common Units.

“Company Record Date” means the record date established by the Managing Member for the purpose of determining the Members entitled to notice of or to vote at any meeting of Members or to consent to any matter, or to receive any distribution or the allotment of any other rights, or in order to make a determination of Members for any other proper purpose, which, in the case of a record date fixed for the determination of Members entitled to receive any distribution, shall (unless otherwise determined by the Managing Member) generally be the same as the record date established by Genesis for a distribution to its stockholders of some or all of its portion of such distribution.

“Company Unit” means a Company Common Unit, a Company Preferred Unit, a Company Junior Unit, a Profits Interest Unit or any other fractional share of the Membership Interests that the Managing Member has authorized pursuant to Section 3.1 or Section 3.2 or Section 3.3.

“Company Unit Designation” has the meaning set forth in Section 3.2(a).

“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Member given in accordance with Article XIII.

“Consent of the Non-Managing Member” means the Consent of a Majority in Interest of the Non-Managing Members, which Consent shall be obtained before the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by the Non-Managing Members in their discretion.

“Consent of the Members” means the Consent of a Majority in Interest of the Members, which Consent shall be obtained before the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by the Members in their discretion.

“Contributed Asset” means each Asset or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Company (or deemed contributed by the Company to a “new” company pursuant to Code Section 708).

“Controlled Entity” means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person’s Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person’s Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner and in which such Person or such Person’s Family Members or Affiliates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member and in which such Person or such Person’s Family Members or Affiliates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits.

“Cut-Off Date” means the fifth (5th) Business Day after the Managing Member’s receipt of a Notice of Redemption.

“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) obligations of such Person as lessee under capital leases.

“De Minimis” shall mean an amount small enough as to make not accounting for it commercially reasonable or accounting for it administratively impractical, in each case as determined by the Managing Member.

“Depreciation” means, for each Fiscal Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable under United States federal income tax principles with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis (except as otherwise required by Regulations section 1.704-3(d)(2)); provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

“Dispute” has the meaning set forth in Section 15.3(a).

“Distributed Right” has the meaning set forth in the definition of Adjustment Factor.

“Drag-Along Right” has the meaning set forth in Section 7.4(a).

“Effective Date” has the meaning set forth in the Recitals.

“Equity Plan” means any plan, agreement or other arrangement that provides for the grant or issuance of equity or equity-based awards and that is now in effect or is hereafter adopted by the Company or Genesis for the benefit of any of their respective employees or other service providers (including directors, advisers and consultants), or the employees or other services providers (including directors, advisers and consultants) of any of their respective Affiliates or Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Withdrawal” has the meaning set forth in Section 12.2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Assets” means those assets listed on Exhibit E attached hereto, as Exhibit E shall, from time to time, be amended by the Managing Member, together with any other asset now or hereafter held directly by Genesis or any Subsidiary of Genesis (other than the equity interests of any Subsidiary of Genesis and equity interests in the Company), in each case to remove any such asset that has been actually contributed to the Company and add any such asset that has not theretofore been actually contributed to the Company.

“Family Members” means, with respect to any Person, (a) the spouse, former spouse, child, step-child, sibling, niece, nephew, parent, grandparent or any lineal descendent (whether by blood or adoption) of such Person, or a parent, grandparent or any lineal descendent (whether by blood or adoption) of such Person’s spouse, (b) any corporation, partnership or limited liability company all or substantially all of the equity interests in which are owned by a person described in clause (a) above, or (c) a trust, custodial account or guardianship administered primarily for the benefit of a person described in clause (a) above.

“First Quarterly Period” means, with respect to any Fiscal Year, the period commencing on and including January 1 and ending on and including March 31 of such Fiscal Year unless and until otherwise determined by the Managing Member.

“Fiscal Year” has the meaning set forth in Section 15.5.

“Formation Date” has the meaning set forth in the Recitals.

“Fourth Quarterly Period” means, with respect to any Fiscal Year, the period commencing on and including January 1 and ending on and including December 31 of such Fiscal Year unless and until otherwise determined by the Managing Member.

“Funding Debt” means any Debt incurred by or on behalf of Genesis and/or its Subsidiaries for the purpose of providing funds to the Company.

“Genesis” means Genesis Healthcare, Inc., the sole shareholder of the Managing Member.

“Genesis Entities” means and includes each of Genesis, the Company, the Managing Member and their respective Controlled Entities.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset as determined by the Managing Member using such reasonable method of valuation as it may adopt.

(ii) The Gross Asset Values of all Company assets immediately prior to the occurrence of any event described below shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), if and as determined by the Managing Member using such reasonable method of valuation as it may adopt, as of the following times:

(1) the acquisition of an additional interest in the Company (other than in connection with the execution of this Agreement but including acquisitions pursuant to Section 3.2 or contributions or deemed contributions by the Managing Member pursuant to Section 3.2) by a new or existing Member in exchange for more than a De Minimis Capital Contribution, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(2) the distribution by the Company to a Member of more than a De Minimis amount of Company property as consideration for an interest in the Company if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(3) the liquidation of the Company within the meaning of Regulations section 1.704-1(b)(2)(ii)(g) (other than a liquidation caused by a termination of the Company pursuant to Code Section 708(b)(1)(B));

(4) upon the admission of a successor Managing Member pursuant to Section 11.1;

(5) the grant of any Profits Interest Units pursuant to Section 3.2(d); and

(6) at such other times as the Managing Member shall reasonably determine necessary or advisable in order to comply with Regulations sections 1.704-1(b) and 1.704-2.

(iii) The Gross Asset Value of any Company asset distributed to a Member shall be the gross fair market value of such asset on the date of distribution as determined by the Managing Member using such reasonable method of valuation as it may adopt.

(iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (iv) to the extent that the Managing Member reasonably determines that an adjustment pursuant to subsection (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (iv).

(v) If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subsection (i), subsection (ii) or subsection (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

“Holder” means either (a) a Member or (b) an Assignee that owns a Company Unit.

“Incapacity” or “Incapacitated” means, (i) as to any Member who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Member incompetent to manage his or her person or his or her estate; (ii) as to any Member that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any Member that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Member that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Company; (v) as to any trustee of a trust that is a Member, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Member, the Bankruptcy of such Member.

“Indemnitee” means Genesis, the Managing Member and all officers and directors of either of them.

“IRS” means the United States Internal Revenue Service.

“Liabilities” has the meaning set forth in Section 6.6(a).

“Liquidating Event” has the meaning set forth in Section 12.2.

“Liquidator” has the meaning set forth in Section 12.3(a).

“Lock-Up Expiration” has the meaning ascribed to it in the Registration Rights Agreement.

“Majority in Interest of the Non-Managing Members” means Members (excluding the Managing Member and any Controlled Entity thereof) entitled to vote on or consent to any matter holding more than fifty percent (50%) of all outstanding Company Units held by all Members (excluding the Managing Member and any Controlled Entity thereof) entitled to vote on or consent to such matter.

“Majority in Interest of the Members” means Members (including the Managing Member and any Controlled Entity thereof) entitled to vote on or consent to any matter holding more than fifty percent (50%) of all outstanding Company Units held by all Members (including the Managing Member and any Controlled Entity thereof) entitled to vote on or consent to such matter.

“Managing Member” means Sun Healthcare Group, Inc., and/or any additional or successor Managing Member(s) designated as such pursuant to the Act and this Agreement, and, in each case, that has not ceased to be a managing member pursuant to the Act and this Agreement, in such Person’s capacity as a member and a managing member of the Company.

“Managing Member Loan” has the meaning set forth in Section 3.3(d).

“Member” means the Managing Member or a Non-Managing Member, and “Members” means the Managing Member and the Non-Managing Members.

“Member Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations section 1.704-2(i)(3).

“Member Nonrecourse Debt” has the meaning set forth in Regulations section 1.704-2(b)(4).

“Member Nonrecourse Deductions” has the meaning set forth in Regulations section 1.704-2(i)(1) and 1.704-2(i)(2), and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations section 1.704-2(i)(1) and 1.704-2(i)(2).

“Membership Interest” means an ownership interest in the Company held by a Member and includes any and all benefits to which the holder of such a Membership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Membership Interests. A Membership Interest may be expressed as a number of Company Common Units, Company Preferred Units or other Company Units.

“Net Income” or “Net Loss” means, for each Fiscal Year of the Company, an amount equal to the Company’s taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(vi) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

(vii) Any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

(viii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (ii) or subsection (iii) of the definition of “Gross Asset Value,” the amount of such adjustment (i.e., the hypothetical gain or loss from the revaluation of the Company asset) shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(ix) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(x) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

(xi) To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(xii) Notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 5.3 shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 5.3 shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”

“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities that entitle the holder thereof to subscribe for or purchase, convert such securities into or exchange such securities for, Common Shares or Preferred Shares, excluding Preferred Shares and grants under the Equity Plans, or (ii) any Debt issued by Genesis that provides any of the rights described in clause (i).

“Non-FC Gen Directors” initially means the members of the Board of Directors listed on Exhibit F attached hereto (for so long as each such member remains a member of the Board of Directors) and shall also include such members of the Board of Directors who are first elected as a member of the Board of Directors after the consummation of the transactions contemplated by the Purchase Agreement who are not any of the following: (i) a Non-Managing Member or Family Member thereof, (ii) is or has been within the last three years an employee, officer or director of, or a Family Member of, a Non-Managing Member or an Affiliate thereof, (iii) a Controlled Entity or an Affiliate of a Non-Managing Member or Affiliate thereof, (iv) nominated or designated as a member of the Board of Directors by a Non-Managing Member or a Controlled Entity or Affiliate thereof, or (v) has received, or has a Family Member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from a Non-Managing Member or an Affiliate thereof, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

“Non-Managing Member” means any Person that is, from time to time, admitted to the Company as a member pursuant to the Act and this Agreement, and any Substituted Member or Additional Member, each shown as such in the books and records of the Company, in each case, that has not ceased to be a member of the Company pursuant to the Act and this Agreement, in such Person’s capacity as a member of the Company.

“Nonrecourse Deductions” has the meaning set forth in Regulations section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations section 1.752-1(a)(2).

“Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit B attached hereto.

“Optionee” means a Person to whom a stock option is granted under any Equity Plan.

“Original Agreement” has the meaning set forth in the Recitals.

“Percentage Interest” means, with respect to each Member, as to any class or series of Membership Interests, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Company Units of such class or series held by such Member and the denominator of which is the total number of Company Units of such class or series held by all Members. If not otherwise specified, “Percentage Interest” shall be deemed to refer to Company Common Units. The initial Percentage Interest for each Holder is set forth on Schedule I.

“Permitted Transfer” means (i) a pledge, encumbrance, hypothecation, mortgage to a bank or other institutional lender, to secure a loan for borrowed money by any Member, provided, that the terms thereof require that any Company Unit subject thereto be redeemed pursuant to Section 14.1 upon realization of such security or (ii) a Transfer (other than a pledge, encumbrance, hypothecation, mortgage) by a Member of all or part of its Membership Interest to a Permitted Transferee.

“Permitted Transferee” means, with respect to any Member, (i) any Family Member, Controlled Entity or Affiliate of such Member (whether or not the Transfer related thereto was taxable or not taxable for purposes of federal income tax), (ii) prior to the Lock-Up Expiration, any other Member or Permitted Transferee of such other Member (whether or not the Transfer related thereto was taxable or not taxable for purposes of Federal income tax), and (iii) from and after the Lock-Up Expiration, any other Member or Permitted Transferee of such other Member (solely to the extent such Transfer was not taxable for purposes of Federal income tax).

“Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

“Preferred Share” means a share of stock of Genesis now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Common Shares.

“Presumed Tax Liability” means, with respect to any Member for any Quarterly Period ending after the date hereof, an amount equal to the product of (x) the amount of taxable income that, in the good faith judgment of the Managing Member, would have been allocated to such

Member (pursuant to the provisions of Article V hereof) if such allocations were made in respect of such Quarterly Period (but only to the extent such taxable income exceeds the cumulative net losses allocated to such Member and its predecessors and transferors on or after the Closing Date) and (y) the Presumed Tax Rate as of the end of such Quarterly Period. The computation of Presumed Tax Liability shall not take into account any deductions accruing to any Member as a result of the recovery of a basis adjustment pursuant to Code Section 743.

“Presumed Tax Rate” means forty-one percent (41%).

“Prior Distributions” means distributions made to the Members pursuant to Sections 4.1 or 4.2 hereof.

“Profits Interest Units” has the meaning set forth in Section 3.2(d).

“Publicly Traded” means having common equity securities listed or admitted to trading on any United States national securities exchange.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Qualified Transferee” means an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act.

“Qualifying Party” means (a) a Member, (b) an Additional Member, or (c) an Assignee who is the transferee of a Member’s Membership Interest in a Permitted Transfer, or (d) a Person, who is the transferee of a Member’s Membership Interest in a Permitted Transfer; provided, however, that a Qualifying Party shall not include the Managing Member.

“Quarterly Periods” mean, collectively, the First Quarterly Period, the Second Quarterly Period, the Third Quarterly Period and the Fourth Quarterly Period, provided, however, that if there is a change in the periods applicable to payments of estimated federal income taxes by individuals, then the Quarterly Period determinations hereunder shall change correspondingly such that the Company is required to make periodic Tax Distributions under Section 4.2 of this Agreement at the times and in the amounts sufficient to enable an individual Member to satisfy such payments in full with respect to amounts allocated pursuant to the provisions of Article V hereof.

“Redemption” has the meaning set forth in Section 14.1(a).

“Register” has the meaning set forth in Section 3.1.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date hereof, by and among Genesis and the other Persons party thereto.

“Regulations” means one or more Treasury regulations promulgated under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” has the meaning set forth in Section 5.3(b)(viii).

“Rights” has the meaning set forth in the definition of Class A Shares Amount.

“Rules” has the meaning set forth in Section 15.3(a).

“SEC” means the Securities and Exchange Commission.

“Second Quarterly Period” means, with respect to any Fiscal Year, the period commencing on and including January 1 and ending on and including May 31 of such Fiscal Year, unless and until otherwise determined by the Managing Member.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Specified Redemption Date” means the tenth (10th) Business Day after the receipt by the Managing Member of a Notice of Redemption.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Substituted Member” means a Person who is admitted as a Member to the Company pursuant to Section 10.4.

“Surviving Company” has the meaning set forth in Section 10.7(b).

“Target Value” means, with respect to any Profits Interest Unit, the value specified by the Managing Member at the time of the issuance of such Profits Interest Unit.

“Target Value Excess” means, with respect to any Profits Interest Unit received by a Member, the excess of the Target Value of such Profits Interest Unit over the Capital Contributions, if any, made by the Member in respect of such Profits Interest Unit.

“Tax Distributions” has the meaning set forth in Section 4.2(a).

“Tax Items” has the meaning set forth in Section 5.4(a).

“Tendered Units” has the meaning set forth in Section 14.1(a).

“Tendering Party” has the meaning set forth in Section 14.1(a).

“Termination Transaction” means any direct or indirect Transfer of all or any portion of the Managing Member’s Membership Interest in connection with, or the other occurrence of, (a) a merger, consolidation or other combination involving Genesis, on the one hand, and any other Person, on the other, (b) a sale, lease, exchange or other transfer of all or substantially all of the assets of Genesis not in the ordinary course of its business, whether in a single transaction or a series of related transactions, (c) a reclassification, recapitalization or change of the outstanding Class A Shares (other than a change in par value, or from par value to no par value, or as a result of a stock split, stock dividend or similar subdivision), (d) the adoption of any plan of liquidation or dissolution of Genesis, or (e) a direct or indirect Transfer of all or any portion of the Managing Member’s Membership Interest, other than a Transfer effected in accordance with Section 10.2(b).

“Third Quarterly Period” means, with respect to any Fiscal Year, the period commencing on and including January 1 and ending on and including August 31 of such Fiscal Year, unless and until otherwise determined by the Managing Member.

“Transaction Consideration” has the meaning set forth in Section 10.7(a).

“Transfer” means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article X and Section 12.7, “Transfer” does not include (a) any Redemption of Company Common Units by the Company, or acquisition of Tendered Units by the Managing Member, pursuant to Section 7.3 or Section 14.1 or (b) any redemption of Company Units pursuant to any Company Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.

“Valuation Date” means the date of receipt by the Managing Member of a Notice of Redemption pursuant to Section 14.1, or such other date as specified herein, or, if such date is not a Business Day, the immediately preceding Business Day.

“Value” means, on any Valuation Date with respect to a Class A Share, the average of the daily Market Prices for ten (10) consecutive trading days immediately preceding the Valuation Date (except that the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Equity Plan shall be substituted for such average of daily market prices for purposes of Section 3.4). The term “Market Price” on any date means, with respect to any class or series of outstanding Class A Shares, the last sale price for such Class A Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Class A Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such Class A Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Class A Shares are listed or admitted to trading or, if such Class A Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Class A Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Class A Shares selected by Genesis or, in the event that no trading price is available for such Class A Shares, the fair market value of the Class A Shares, as determined in good faith by Genesis. In the event that the Class A Shares Amount includes Rights that a holder of Class A Shares would be entitled to receive, then the Value of such Rights shall be determined by Genesis acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

Section 1.2 Interpretation. In this Agreement and in the exhibits hereto, except to the extent that the context otherwise requires:

(a) the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

(b) defined terms include the plural as well as the singular and vice versa;

(c) words importing gender include all genders;

(d) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made under it;

(e) any reference to a “day” or a “Business Day” shall mean the whole of such day, being the period of 24 hours running from midnight to midnight;

(f) references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits to, this Agreement;

(g) the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”; and

(h) unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Formation. The Company is a limited liability company previously formed and continued pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided in this Agreement to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act. The Certificate, and all actions taken by any person who executed and filed the Certificate are hereby adopted and ratified, or authorized, as the case may be.

Section 2.2 Name. The name of the Company is “FC-GEN Operations Investment, LLC”. The Company may also conduct business at the same time under one or more fictitious names if the Managing Member determines that such is in the best interests of the Company. The Managing Member may change the name of the Company, from time to time, in accordance with applicable law.

Section 2.3 Principal Place of Business; Other Places of Business. The principal business office of the Company is located at 101 East State Street, Kennett Square PA 19348, or such other place within or outside the State of Delaware as the Managing Member may from time to time designate. The Company may maintain offices and places of business at such other place or places within or outside the State of Delaware as the Managing Member deems advisable.

Section 2.4 Designated Agent for Service of Process. So long as required by the Act, the Company shall continuously maintain a registered office and a designated and duly qualified agent for service of process on the Company in the State of Delaware. As of the date of this Agreement, the address of the registered office of the Company in the State of Delaware is c/o Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company’s registered agent for service of process at such address is Corporation Trust Company.

Section 2.5 Term. The term of the Company commenced on the Formation Date and such term shall continue until the Company is dissolved in accordance with the Act or this Agreement. Notwithstanding the dissolution of the Company, the existence of the Company shall continue until termination pursuant to this Agreement or as otherwise provided in the Act.

Section 2.6 No Concerted Action. Each Member hereby acknowledges and agrees that, except as expressly provided herein, in performing its obligations or exercising its rights hereunder, it is acting independently and is not acting in concert with, on behalf of, as agent for, or as joint venturer of, any other Member. Other than in respect of the Company, nothing contained in this Agreement shall be construed as creating a corporation, association, joint stock company, business trust, organized group of persons, whether incorporated or not, among or involving any Member or its Affiliates, and nothing in this Agreement shall be construed as creating or requiring any continuing relationship or commitment as between such parties other than as specifically set forth herein.

Section 2.7 Business Purpose. The Company may carry on any lawful business, purpose or activity in which a limited liability company may be engaged under applicable law (including the Act).

Section 2.8 Powers. Subject to the limitations set forth in this Agreement, the Company will possess and may exercise all of the powers and privileges granted to it by the Act, by any other applicable law or this Agreement, together with all powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the purpose of the Company set forth in Section 2.7.

Section 2.9 Certificates; Filings. The Certificate was previously filed on behalf of the Company, in the Office of the Secretary of State of the State of Delaware as required by the Act. The Managing Member may execute and file any duly authorized amendments to the Certificate from time to time in a form prescribed by the Act. The Managing Member shall also cause to be made, on behalf of the Company, such additional filings and recordings as the Managing Member shall deem necessary or advisable. If requested by the Managing Member, the Non-Managing Members shall promptly execute all certificates and other documents consistent with the terms of this Agreement necessary for the Managing Member to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for (a) the formation and operation of a limited liability company under the laws of the State of Delaware, (b) if the Managing Member deems it advisable, the operation of the Company as a limited liability company in all jurisdictions where the Company proposes to operate and (c) all other filings required to be made by the Company.

Section 2.10 Representations and Warranties by the Members.

(a) Each Member that is an individual (including each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to, and covenants with, each other Member that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Member will not result in a breach or violation of, or a default under, any material agreement by which such Member or any of such Member’s property is bound, or any statute, regulation, order or other law to which such Member is subject and (ii) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

(b) Each Member that is not an individual (including each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to, and covenants with, each other Member that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including that of its Managing Member(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s) (as the case may be) as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws (as the case may be), any material agreement by which such Member or any of such Member’s properties or any of its partners, members, beneficiaries, trustees or stockholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Member or any of its partners, members, trustees, beneficiaries or stockholders (as the case may be) is or are subject, and (iii) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

(c) Each Member (including each Additional Member or Substituted Member as a condition to becoming an Additional Member or Substituted Member) represents, warrants and agrees that it has acquired and continues to hold its interest in the Company for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Member further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Company in what it understands to be a speculative and illiquid investment.

(d) The representations and warranties contained in Sections 2.10(a), 2.10(b) and 2.10(c) shall survive the execution and delivery of this Agreement by each Member

(and, in the case of an Additional Member or a Substituted Member, the admission of such Additional Member or Substituted Member as a Member in the Company) and the dissolution, liquidation and termination of the Company.

(e) Each Member (including each Additional Member or Substituted Member as a condition to becoming an Additional Member or Substituted Member) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Company, the Managing Member or Genesis have been made by any Member or any employee or representative or Affiliate of any Member, and that projections and any other information, including financial and descriptive information and documentation, that may have been in any manner submitted to such Member shall not constitute any representation or warranty of any kind or nature, express or implied.

(f) Notwithstanding the foregoing, the Managing Member may permit the modification of any of the representations and warranties contained in Sections 2.10(a), 2.10(b) and 2.10(c) as applicable to any Member (including any Additional Member or Substituted Member or any transferee of either) provided that such representations and warranties, as modified, shall be set forth in either (i) a Company Unit Designation applicable to the Company Units held by such Member or (ii) a separate writing addressed to the Company and the Managing Member.

ARTICLE III

CAPITAL CONTRIBUTIONS

Section 3.1 Capital Contributions of the Members; Register.

(a) Except as provided by law or in Section 3.2, 3.3 or 9.4, the Members shall have no obligation or, except with the prior written consent of the Managing Member, right to make any other Capital Contributions or any loans to the Company.

(b) The Managing Member shall cause to be maintained in the principal business office of the Company, or such other place as may be determined by the Managing Member, the books and records of the Company, which shall include, among other things, a register containing the name, address, and number of Company Units of each Member, and such other information as the Managing Member may deem necessary or desirable (the “Register”). The Register shall not be deemed part of this Agreement. The Managing Member shall from time to time update the Register as necessary to accurately reflect the information therein, including as a result of any sales, exchanges or other Transfers, or any redemptions, issuances or similar events involving Company Units. Any reference in this Agreement to the Register shall be deemed a reference to the Register as in effect from time to time. Subject to the terms of this Agreement, the Managing Member may take any action authorized hereunder in respect of the Register without any need to obtain the consent of any other Member. No action of any Non-Managing Member shall be required to amend or update the Register. Except as required by law, no Non-Managing Member shall be entitled to receive a copy of the information set forth in the Register relating to any Member other than itself.

Section 3.2 Issuances of Additional Membership Interests. Subject to the rights of any Holder set forth in a Company Unit Designation:

(a) General. The Managing Member is hereby authorized to cause the Company to issue additional Membership Interests, in the form of Company Units, for any Company purpose, at any time or from time to time, to the Members (including the Managing Member) or to other Persons, and to admit such Persons as Additional Members, for such consideration and on such terms and conditions as shall be established by the Managing Member, all without the approval of any Non-Managing Member or any other Person. Without limiting the foregoing, the Managing Member is expressly authorized to cause the Company to issue Company Units (i) upon the conversion, redemption or exchange of any Debt, Company Units, or other securities issued by the Company, (ii) for less than fair market value, (iii) for no consideration, (iv) in connection with any merger of any other Person into the Company, or (v) upon the contribution of property or assets to the Company. Any additional Membership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences, conversion or other rights, voting powers, restrictions, rights to distributions, qualifications and terms and conditions of redemption (including rights that may be senior or otherwise entitled to preference over existing Membership Interests) as shall be determined by the Managing Member, without the approval of any Non-Managing Member or any other Person, and set forth in a written document thereafter attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a “Company Unit Designation”). Without limiting the generality of the foregoing, the Managing Member shall have authority to specify the allocations of items of Company income, gain, loss, deduction and credit to each such class or series of Membership Interests. Except to the extent specifically set forth in any Company Unit Designation, a Membership Interest of any class or series other than a Company Common Unit shall not entitle the holder thereof to vote on, or consent to, any matter. Upon the issuance of any additional Membership Interest, the Managing Member shall amend the Register and the books and records of the Company as appropriate to reflect such issuance.

(b) Issuances to the Managing Member. No additional Company Units shall be issued to the Managing Member unless (i) the additional Company Units are issued to all Members holding Company Common Units in proportion to their respective Percentage Interests in the Company Common Units, (ii) (a) the additional Company Units are (w) Company Class A Common Units issued in connection with an issuance of Class A Shares, (x) Company Class B Common Units issued in connection with an issuance of Class B Shares, (y) Company Class C Common Units issued in connection with an issuance of Class C Shares or (z) Company Equivalent Units (other than Company Common Units) issued in connection with an issuance of Preferred Shares, New Securities or other interests in Genesis (other than Common Shares), and (b) Genesis contributes to the Managing Member for contribution to the Company the cash proceeds or other consideration received in connection with the issuance of such Common Shares, Preferred Shares, New Securities or other interests in Genesis, or (iii) the additional Company Units are issued upon the conversion, redemption or exchange of Debt, Company Units or other securities issued by the Company.

(c) No Preemptive Rights. Except as expressly provided in this Agreement or in any Company Unit Designation, no Person, including any Holder, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Membership Interest.

(d) Profits Interest Units. The Managing Member may issue Class A Common Units to a Non-Managing Member with a Target Value per Class A Common Unit in excess of the Capital Contributions made by such Non-Managing Member with respect to such Class A Common Units (any such Class A Common Units, “Profits Interest Units”).

Section 3.3 Additional Funds and Capital Contributions.

(a) General. The Managing Member may, at any time and from time to time, determine that the Company requires additional funds (“Additional Funds”) for the acquisition or development of additional Assets, for the redemption of Company Units or for such other purposes as the Managing Member may determine. Additional Funds may be obtained by the Company, at the election of the Managing Member, in any manner provided in, and in accordance with, the terms of this Section 3.3 without the approval of any Non-Managing Member or any other Person.

(b) Additional Capital Contributions. The Managing Member, on behalf of the Company, may obtain any Additional Funds by accepting Capital Contributions from any Members or other Persons. In connection with any such Capital Contribution (of cash or property), the Managing Member is hereby authorized to cause the Company from time to time to issue additional Company Units (as set forth in Section 3.2 above) in consideration therefor and the Percentage Interests of the Managing Member and the Non-Managing Members shall be adjusted to reflect the issuance of such additional Company Units.

(c) Loans by Third Parties. The Managing Member, on behalf of the Company, may obtain any Additional Funds by causing the Company to incur Debt to any Person (other than, except as contemplated in Section 3.3(d), the Managing Member) upon such terms as the Managing Member determines appropriate, including making such Debt convertible, redeemable or exchangeable for Company Units; provided, however, that the Company shall not incur any such Debt if any Member would be personally liable for the repayment of such Debt (unless such Member otherwise agrees).

(d) Managing Member Loans. The Managing Member, on behalf of the Company, may obtain any Additional Funds by causing the Company to incur Debt, directly or indirectly, from Genesis (each, a “Managing Member Loan”) if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by Genesis, the net proceeds of which are loaned to the Company to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Company than would be available to the Company from any third party; provided, however, that the Company shall not incur any such Debt if any Member would be personally liable for the repayment of such Debt (unless such Member otherwise agrees).

(e) Issuance of Securities by the Managing Member. Genesis shall not issue any additional Common Shares, Preferred Shares or New Securities unless Genesis contributes the cash proceeds or other consideration received from the issuance of such additional Common Shares, Preferred Shares or New Securities (as the case may be) and from the exercise of the rights contained in any such additional New Securities to the Managing Member for contribution to the Company in exchange for (w) in the case of an issuance of Class A Shares, Company Class A Common Units, (x) in the case of an issuance of Class B Shares, Company Class B Common Units, (y) in the case of an issuance of Class C Shares, Company Class C Common Units, or (z) in the case of an issuance of Preferred Shares or New Securities, Company Equivalent Units; provided, however, that notwithstanding the foregoing, Genesis may issue Common Shares, Preferred Shares or New Securities (a) pursuant to Section 3.4 or Section 14.1(b), (b) pursuant to a dividend or distribution (including any stock split) of Common Shares, Preferred Shares or New Securities to all of the holders of Common Shares, Preferred Shares or New Securities (as the case may be), (c) upon a conversion of Class B Shares, (d) upon a conversion, redemption or exchange of Preferred Shares, (e) upon a conversion, redemption, exchange or exercise of New Securities, or (f) in connection with an acquisition of Company Units or a property or other asset to be owned, directly or indirectly, by the Managing Member. In the event of any issuance of additional Common Shares, Preferred Shares or New Securities by Genesis, and the contribution to the Company, indirectly by Genesis, of the cash proceeds or other consideration received from such issuance, the Company shall pay Genesis’ expenses associated with such issuance, including any underwriting discounts or commissions. In the event that Genesis issues any additional Common Shares, Capital Shares or New Securities and contributes the cash proceeds or other consideration received from the issuance thereof to the Managing Member for contribution to the Company, the Company is authorized to issue a number of Company Common Units or Company Equivalent Units to the Managing Member equal to the number of Common Shares, Capital Shares or New Securities so issued, divided by the Adjustment Factor then in effect, in accordance with this Section 3.3(e) without any further act, approval or vote of any Member or any other Persons.

Section 3.4 Equity Plans.

(a) Stock Options Granted to Persons other than Company Employees. If at any time or from time to time, in connection with any Equity Plan, an option to purchase Class A Shares granted to a Person other than a Company Employee is duly exercised, the following events will occur:

(i) Genesis, shall, as soon as practicable after such exercise, make a capital contribution to the Managing Member who shall then make a Capital Contribution to the Company in an amount equal to the exercise price paid to Genesis by such exercising party in connection with the exercise of such stock option.

(ii) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 3.4(a)(i), the Managing Member shall be deemed to have contributed to the Company as a Capital Contribution an amount equal to the Value of a Class A Share as of the date of exercise multiplied by the number of Class A Shares then being issued in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Company shall issue a number of Company Class A Common Units to the

Managing Member equal to the quotient of (a) the number of Class A Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.

(b) Stock Options Granted to Company Employees. If at any time or from time to time, in connection with any Equity Plan, an option to purchase Class A Shares granted to a Company Employee is duly exercised, the following events will occur:

(i) Genesis shall be deemed to have sold to the Managing Member who shall be deemed to have sold to the Company, and the Company shall purchase from Genesis, the number of Class A Shares as to which such stock option is being exercised. The purchase price per Class A Share for such sale of Class A Shares to the Company shall be the Value of a Class A Share as of the date of exercise of such stock option.

(ii) The Company shall be deemed to have sold to the Optionee (or if the Optionee is an employee of a Company Subsidiary, the Company shall sell to such Company Subsidiary, which in turn shall sell to the Optionee), for a cash price per share equal to the Value of a Class A Share at the time of the exercise, the number of Class A Shares equal to (a) the exercise price paid to Genesis by the exercising party in connection with the exercise of such stock option divided by (b) the Value of a Class A Share at the time of such exercise.

(iii) The Company shall be deemed to have transferred to the Optionee (or if the Optionee is an employee of a Company Subsidiary, the Company shall be deemed to have transferred to such Company Subsidiary, which in turn shall be deemed to have transferred to the Optionee) at no additional cost, as additional compensation, the number of Class A Shares equal to the number of Class A Shares described in Section 3.4(b)(i) less the number of Class A Shares described in Section 3.4(b)(ii).

(iv) Genesis shall, as soon as practicable after such exercise, make a capital contribution to the Managing Member who shall make a Capital Contribution to the Company of an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by Genesis in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Company shall issue a number of Company Class A Common Units to the Managing Member equal to the quotient of (a) the number of Class A Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.

(c) Other Class A Shares Issued to Company Employees Under Equity Plans. If at any time or from time to time, in connection with any Equity Plan (other than in respect of the exercise of a stock option), any Class A Shares are issued to a Company Employee (including any Class A Shares that are subject to forfeiture in the event specified vesting conditions are not achieved and any Class A Shares issued in settlement of a restricted stock unit or similar award) in consideration for services performed for the Company or a Company Subsidiary:

(i) Genesis shall issue such number of Class A Shares as are to be issued to the Company Employee in accordance with the Equity Plan;

(ii) The following events will be deemed to have occurred: (a) Genesis shall be deemed to have sold to the Managing Member who shall be deemed to have sold to the Company such shares (or if the Company Employee is an employee or other service provider of a Company Subsidiary, to such Company Subsidiary) for a purchase price equal to the Value of such shares, (b) the Company (or such Company Subsidiary) shall be deemed to have delivered the shares to the Company Employee, (c) Genesis, through the Managing Member, shall be deemed to have contributed the purchase price to the Company as a Capital Contribution, and (d) in the case where the Company Employee is an employee of a Company Subsidiary, the Company shall be deemed to have contributed such amount to the capital of the Company Subsidiary; and

(iii) The Company shall issue to the Managing Member a number of Company Class A Common Units equal to the number of newly issued Class A Shares divided by the Adjustment Factor then in effect in consideration for a deemed Capital Contribution in an amount equal to (x) the number of newly issued Company Class A Common Units, multiplied by (y) a fraction the numerator of which is the Value of a Class A Share, and the denominator of which is the Adjustment Factor then in effect.

(d) Other Class A Shares Issued to Persons other than Company Employees Under Equity Plans. If at any time or from time to time, in connection with any Equity Plan (other than in respect of the exercise of a stock option), any Class A Shares are issued to a Person other than a Company Employee (including any Class A Shares that are subject to forfeiture in the event specified vesting conditions are not achieved and any Class A Shares issued in settlement of a restricted stock unit or similar award) in consideration for services performed for Genesis, the Company or a Company Subsidiary:

(i) Genesis shall issue such number of Class A Shares as are to be issued to such Person in accordance with the Equity Plan; and

(ii) Genesis, through the Managing Member, shall be deemed to have contributed the Value of such Class A Shares to the Company as a Capital Contribution, and the Company shall issue to the Managing Member a number of newly issued Company Class A Common Units equal to the number of newly issued Class A Shares divided by the Adjustment Factor then in effect.

(e) Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain Genesis or the Managing Member from adopting, modifying or terminating stock incentive plans for the benefit of employees or directors of or other service providers to Genesis, the Managing Member, the Company or any of their Affiliates. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by Genesis or the Managing Member, amendments to this Section 3.4 may become necessary or advisable and that any approval or Consent to any such amendments shall be deemed granted by each Member.

(f) Issuance of Company Common Units. The Company is expressly authorized to issue Company Common Units in the numbers specified in this Section 3.4 without any further act, approval or vote of any Member or any other Persons.

Section 3.5 Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received by Genesis in respect of any stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by Genesis to effect open market purchases of Class A Shares, or (b) if Genesis elects instead to issue new Class A Shares with respect to such amounts, shall be contributed by Genesis, through the Managing Member, to the Company in exchange for additional Company Common Units. Upon such contribution, the Company will issue to the Managing Member a number of Company Common Units equal to the number of newly issued Class A Shares divided by the Adjustment Factor then in effect.

Section 3.6 No Interest; No Return. No Member shall be entitled to interest on its Capital Contribution or on such Member’s Capital Account. Except as provided herein or by law, no Member shall have any right to demand or receive the return of its Capital Contribution from the Company.

Section 3.7 Conversion or Redemption of Preferred Shares and Common Shares.

(a) Conversion of Preferred Shares. If, at any time, any Preferred Shares are converted or exchanged into Common Shares, in whole or in part, then an equal number of Company Equivalent Units held by the Managing Member that correspond to the class or series of Preferred Shares so converted or exchanged shall automatically be converted or exchanged into a number of Company Common Units equal to the quotient of (i) the number of Common Shares issued upon such conversion or exchange divided by (ii) the Adjustment Factor then in effect.

(b) Redemption of Preferred Shares. If, at any time, any Preferred Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, automatically or by means of another arrangement) by Genesis for cash, then, immediately prior to such redemption, repurchase or acquisition of Preferred Shares, the Company shall purchase an equal number of Company Equivalent Units held by the Managing Member that correspond to the class or series of Preferred Shares so redeemed, repurchased or acquired upon the same terms and for the same price per Company Equivalent Unit, as such Preferred Shares are redeemed, repurchased or acquired.

(c) Redemption, Repurchase or Forfeiture of Common Shares. If, at any time, any Common Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, upon forfeiture of any award granted under any Equity Plan, automatically or by means of another arrangement) by Genesis, then, immediately prior to such redemption, repurchase or acquisition of Common Shares, the Company shall redeem a number of Company Common Units held by the Managing Member equal to the quotient of (i) the number of Common Shares so redeemed, repurchased or acquired, divided by (ii) the Adjustment Factor then in effect, such redemption, repurchase or acquisition to be upon the same terms and for the same price per Company Common Unit (after giving effect to application of the Adjustment Factor) as such Common Shares are redeemed, repurchased or acquired.

(d) Conversion of Class B Shares. If, at any time, any Class B Shares are converted into Class A Shares, in whole or in part, then an equal percentage of the then outstanding Company Class B Common Units, or fractions thereof, shall automatically be converted into a number of Company Class A Common Units equal to the quotient of (i) the number of Class A Shares issued upon such conversion divided by (ii) the Adjustment Factor then in effect.

Section 3.8 Other Contribution Provisions. In the event that any Member is admitted to the Company and is given a Capital Account in exchange for services rendered to the Company, such transaction shall be treated by the Company and the affected Member as if the Company had compensated such Member in cash and such Member had contributed the cash to the capital of the Company in accordance with the principles promulgated in proposed Regulations section 1.704-1. In addition, with the consent of the Managing Member, one or more Members (including the Managing Member) may enter into contribution agreements with the Company which have the effect of providing a guarantee of certain obligations of the Company.

Section 3.9 Excluded Assets. Genesis shall contribute each Excluded Asset (or, if applicable, the net proceeds (after payment of all income taxes, transfer taxes and other transaction costs) received by Genesis from the sale, transfer or other disposition of an Excluded Asset to a Person who is not a wholly-owned Subsidiary of Genesis) to the Managing Member for contribution to the Company upon the earlier of (i) such time as it is commercially practicable to contribute such property to the Company without adverse tax or other economic consequence to Genesis and (ii) any sale, transfer or other disposition of an Excluded Asset to a Person who is not a wholly-owned Subsidiary of Genesis. In addition, the Members agree that all Excluded Assets (other than those listed as not contributed on Exhibit E) shall be treated as having been contributed to the Company on the Closing Date and thereafter owned by the Company for U.S. federal income tax purposes, and the Members and the Company will not take a position inconsistent with such treatment. The Members intend, to the extent commercially practicable, that Genesis contribute to the Managing Member for contribution to the Company all assets of Genesis or any Subsidiary of Genesis (other than the equity interests of any Subsidiary of Genesis and equity interests in the Company) in exchange for Company Class A Common Units on the Closing Date notwithstanding the Excluded Assets (other than those listed as not contributed on Exhibit E).

ARTICLE IV

DISTRIBUTIONS

Section 4.1 Requirement and Characterization of Distributions.

(a) Subject to the terms of any Company Unit Designation that provides for a class or series of Company Preferred Units with a preference with respect to the payment of distributions, distributions shall be made at such times and in such amounts as the Managing Member may determine to the Holders of Company Common Units in accordance with their respective Percentage Interests of Company Common Units on such Company Record Date. Genesis shall not distribute any amounts to the holders of Common Shares or Capital Shares in excess of Genesis’ indirect share of distributions from the Company without the approval of the majority of the Non-Managing Members who, as of the date of such approval, are members of the Board of Directors.

(b) Notwithstanding the foregoing, in the event any Excluded Assets (or the operating or capital proceeds therefrom) has not been contributed to the Company pursuant to Section 3.9, the distributions under this Agreement (or reimbursements or indemnification payments under Article VI) provided for above shall be calculated as if each Excluded Asset had been contributed to the Company pursuant to Section 3.9; provided, however, that in the event any Excluded Assets (or the operating or capital proceeds therefrom) have not been contributed or treated as contributed for U.S. federal income tax purposes to the Company pursuant to Section 3.9, any distributions under this Agreement to be made with respect to the Managing Member’s Company Units (or reimbursements or indemnification payments under Article VI) shall in the aggregate be reduced to the extent of any such operating or capital proceeds attributable to such Excluded Assets; provided, further, to the extent the Managing Member retains such proceeds in excess of the amount that would have been distributed to the Managing Member had there been no Excluded Assets, such excess proceeds shall reduce future distributions to the Managing Member.

Section 4.2 Tax Distributions.

(a) Subject to § 18-607 of the Act, and any restrictions contained in any financing agreement or other third party agreement to which the Company is a party, the Company shall make distributions of Available Cash to each Member (or its predecessor) in respect of the Company Units held by such Member (or its predecessors) such that for each calendar quarter ending after the date hereof as follows (such distributions, together with any distributions pursuant to Section 4.2(b) or (c), are referred to herein, collectively, as “Tax Distributions”):

(i) On or before the 10th day following the end of the First Quarterly Period of each calendar year, an amount equal to such Member’s Presumed Tax Liability for the First Quarterly Period and all prior periods beginning on or after Closing Date, less the aggregate amount of Prior Distributions previously made to such Member or its predecessor or transferor;

(ii) On or before the 10th day following the end of the Second Quarterly Period of each calendar year, an amount equal to such Members’ or its predecessor’s or transferor’s Presumed Tax Liability for the Second Quarterly Period and all prior periods beginning on or after Closing Date, less the aggregate amount of Prior Distributions previously made to such Member or its predecessor or transferor;

(iii) On or before the 10th day following the end of the Third Quarterly Period of each calendar year, an amount equal to such Member’s Presumed Tax Liability for the Third Quarterly Period and all prior periods beginning on or after Closing Date, less the aggregate amount of Prior Distributions previously made to such Member or its predecessor or transferor; and

(iv) On or before the 10th day following the end of the Fourth Quarterly Period of each calendar year, an amount equal to such Member’s Presumed Tax Liability for the Fourth Quarterly Period and all prior periods beginning on or after Closing Date, less the aggregate amount of Prior Distributions previously made to such Member or its predecessor or transferor.

(b) On or before April 10 of each calendar year, if the Managing Member determines in its sole discretion that all Prior Distributions made with respect to the immediately preceding calendar year are insufficient to satisfy the Members’ Presumed Tax Liability for such immediately preceding calendar year and all prior periods beginning on or after Closing Date the Company shall make an additional Tax Distribution to each Member in an amount that the Managing Member determines in its reasonable discretion will be sufficient to allow each Member to satisfy his or her Presumed Tax Liability for the immediately preceding calendar year and all prior periods beginning on or after Closing Date.

(c) On or before October 30 of each calendar year, if the Managing Member determines in its sole discretion that all Prior Distributions made with respect to the immediately preceding calendar year are insufficient to satisfy the Members’ Presumed Tax Liability for such immediately preceding calendar year and all prior periods beginning on or after Closing Date, the Company shall make an additional Tax Distribution to each Member in an amount that the Managing Member determines in its reasonable discretion will be sufficient to allow each Member to satisfy his or her Presumed Tax Liability for the immediately preceding calendar year and all prior periods beginning on or after Closing Date.

(d) Tax Distributions shall be made on the basis of a calendar year regardless of the Fiscal Year used by the Company.

(e) Notwithstanding any other provision of this Agreement, Tax Distributions shall be made: (i) to all Members pro rata in accordance with their Percentage Interests; and (ii) as if each distributee Member was allocated an amount of income in each quarterly period equal to the product of (x) the quotient of (A) the amount of income allocated to Members other than the Managing Member with respect to their Company Units, taking into account any income allocations pursuant to Section 5.4 hereof, divided by (B) the aggregate amount of Company Units held by all such Members, multiplied by (y) the amount of Company Units held by such distributee Member. For the avoidance of doubt, in the event that the Company does not have sufficient Available Cash or is prohibited from making sufficient distributions under a financing agreement or other third party agreement, any Tax Distributions shall be made pro rata in accordance with Percentage Interests.

(f) The determination as to which calendar year any distribution relates shall be made by the Managing Member in its reasonable discretion.

Section 4.3 Distributions in Kind. No Holder may demand to receive property other than cash as provided in this Agreement. The Managing Member may cause the Company to make a distribution in kind of Company assets to the Holders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles IV, V and IX.

Section 4.4 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 9.4 with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 4.1 for all purposes under this Agreement.

Section 4.5 Distributions upon Liquidation. Notwithstanding the other provisions of this Article IV, upon the occurrence of a Liquidating Event, the assets of the Company shall be distributed to the Holders in accordance with Section 12.3.

Section 4.6 Distributions to Reflect Additional Company Units. In the event that the Company issues additional Company Units pursuant to the provisions of Article III, subject to the rights of any Holder set forth in a Company Unit Designation, the Managing Member is hereby authorized to make such revisions to this Article IV and to Article V as it determines are necessary or desirable to reflect the issuance of such additional Company Units, including making preferential distributions to certain classes of Company Units.

Section 4.7 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor the Managing Member, on behalf of the Company, shall make a distribution to any Holder if such distribution would violate the Act or other applicable law.

ARTICLE V

ALLOCATIONS

Section 5.1 Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Company shall be determined and allocated with respect to each Fiscal Year as of the end of each such Fiscal Year. Except as otherwise provided in this Article V, and subject to Section 10.6(c), an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

Section 5.2 Allocations of Net Income and Net Loss. Except as otherwise provided in Section 5.3, and after adjusting for all Capital Contributions and distributions and any special regulatory allocations required pursuant to this Agreement made during the current and all prior Fiscal Years, Net Income and Net Losses (and, if necessary, individual items of gross income or loss) shall be allocated annually (and at such other times in which it is necessary to allocate Net Income or Net Losses) by the Company in a manner such that, after such allocations have been made, the balance of each Member’s Capital Account shall, to the extent possible, be equal to an amount that would be distributed to such Member if (a) the Company, Genesis and the Managing Member were to sell their assets (but, with respect to assumed sales by Genesis, limited to the Excluded Assets and not including any equity interests of any Subsidiary of Genesis or any equity interests in the Company) for their Gross Asset Values, (b) all Company, Genesis and Managing Member liabilities were satisfied (limited with respect to each nonrecourse liability reflected in the Members’ Capital Accounts for the assets securing such liability), (c) the Company were to distribute the proceeds of the sale of its assets pursuant to Section 4.1 and (d) the Company were to dissolve pursuant to Article XII, minus the sum of (i) such Member’s share of Company Minimum Gain or Member Nonrecourse Debt Minimum Gain, and (ii) the amount, if any, that such Member is obligated (or deemed obligated) to contribute, in its capacity as a Member, to the Company, computed immediately prior to the hypothetical sale of assets.

Section 5.3 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article V:

(a) Special Allocations Regarding Company Preferred Units. If any Company Preferred Units are redeemed pursuant to Section 3.7(b) (treating a full liquidation of the Managing Member’s Membership Interest or of such Managing Member’s Membership Interest for purposes of this Section 5.3(a) as including a redemption of any then outstanding Company Preferred Units pursuant to Section 3.7(b)), for the Fiscal Year that includes such redemption (and, if necessary, for subsequent Fiscal Years) (a) gross income and gain (in such relative proportions as the Managing Member shall determine) shall be allocated to the holder(s) of such Company Preferred Units to the extent that the Redemption Amounts paid or payable with respect to the Company Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Company) per Company Preferred Unit allocable to the Company Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing Member shall determine) shall be allocated to the holder(s) of such Company Preferred Units to the extent that the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Company) per Company Preferred Unit allocable to the Company Preferred Units so redeemed (or treated as redeemed) exceeds the Redemption Amount paid or payable with respect to the Company Preferred Units so redeemed (or treated as redeemed).

(b) Regulatory Allocations.

(i) Minimum Gain Chargeback. Except as otherwise provided in Regulations section 1.704-2(f), notwithstanding the provisions of Section 5.2, or any other provision of this Article V, if there is a net decrease in

Company Minimum Gain during any Fiscal Year, each Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Holder’s share of the net decrease in Company Minimum Gain, as determined under Regulations section 1.704-2(g)(2). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 5.3(b)(i) is intended to comply with the minimum gain chargeback requirement in Regulations section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Member Nonrecourse Debt Minimum Gain Chargeback. Except as otherwise provided in Regulations section 1.704-2(i)(4) or in Section 5.3(b)(i), if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Holder who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt (determined in accordance with Regulations section 1.704-2(i)(5)) as of the beginning of the Fiscal Year shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Holder’s respective share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt. A Holder’s share of the net decrease in Member Minimum Gain shall be determined in accordance with Regulations section 1.704-2(i)(4); provided that a Holder shall not be subject to this provision to the extent that an exception is provided by Regulations section 1.704-2(i)(4) and any IRS revenue rulings, revenue procedures, or notices issued with respect thereto. Allocations pursuant to this Section 5.3(b)(ii) shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.3(b)(ii) is intended to comply with the minimum gain chargeback requirement in Regulations section 1.704-2(i) and shall be interpreted consistently therewith.

(iii) Nonrecourse Deductions and Member Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable, in accordance with Regulations section 1.704-2(i).

(iv) Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be allocated, in accordance with Regulations section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 5.3(b)(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article V have been tentatively made as if this Section 5.3(b)(iv) were not in the Agreement. It is intended that this Section 5.3(b)(iv) comply with the qualified income offset requirement in Regulations section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(v) Gross Income Allocation. In the event that any Holder has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (1) the amount (if any) that such Holder is obligated to restore to the Company upon complete liquidation of such Holder’s Membership Interest (including, the Holder’s interest in outstanding Company Preferred Units and other Company Units) and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations sections 1.704-2 (g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Company income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 5.3(b)(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article V have been tentatively made as if this Section 5.3(b)(v) and Section 5.3(b)(iv) were not in the Agreement.

(vi) Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss (or items of loss) would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss (or items of loss) shall be reallocated (x) first, among the other Holders of Company Common Units in accordance with their respective Percentage Interests, and (y) thereafter, among the Holders of other Company Units, as determined by the Managing Member, subject to the limitations of this Section 5.3(b)(vi).

(vii) Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations section 1.704-1(b)(2)(iv)(m)(2) or Regulations section 1.704-1(b)(2) (iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder of Company Common Units in complete liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders of Company Common Units in accordance with their respective Percentage Interests in the event that Regulations section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations section 1.704-1(b)(2)(iv)(m)(4) applies.

(viii) Curative Allocations. The allocations set forth in Sections 5.3(b)(i), (ii), (iii), (iv), (v), (vi) and (vii) (the “Regulatory Allocations”)

are intended to comply with certain regulatory requirements, including the requirements of Regulations sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 5.1, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Company Common Units so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Company Common Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

(c) Allocation of Excess Nonrecourse Liabilities. For purposes of determining a Holder’s proportional share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations section 1.752-3(a)(3), each Holder’s respective interest in Company profits shall be equal to such Holder’s Percentage Interest with respect to Company Common Units; provided, however, that, except as otherwise determined by the Managing Member, in accordance with the fifth sentence of Regulations section 1.752-3(a)(3), each excess non-recourse liability will first be allocated to each Member up to the amount of built-in gain that is allocable to such Member on section 704(c) property (as defined under §1.704-3(a)(3)(ii)) to the extent that such built-in gain exceeds the amount allocated to each Member under Regulations section 1.752-3(a)(2).

Section 5.4 Tax Allocations.

(a) In General. Except as otherwise provided in this Section 5.4, for income tax purposes under the Code and the Regulations each Company item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Holders in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 5.2 and 5.3.

(b) Section 704(c) Allocations.

(i) Notwithstanding Section 5.4(a), Tax Items with respect to an Asset that is contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Company shall account for such variation under the traditional method as described in Regulations section 1.704-3(b) or under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the Managing Member. In the event that the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value” (provided in Section 1.1), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations and using the method chosen by the Managing Member. Notwithstanding anything to the contrary in this Agreement, if the Company issues any noncompensatory options as defined in Regulations section 1.721-2 and a Member receives an interest in the Company pursuant to the exercise of such an option, the Company shall make such allocations and adjustments to the Members’ Capital Accounts as are required to comply with Regulations section 1.704-1.

(ii) Notwithstanding Section 5.4(b)(i), the Company shall account for any variation described in Section 5.4(b)(i) with respect to the assets contributed indirectly by Genesis to the Company on the Effective Date, using the traditional method as described in Regulations section 1.704-3(b).

ARTICLE VI

OPERATIONS

Section 6.1 Management.

(a) The Managing Member shall have full, exclusive and complete discretion to manage and control the business and affairs of the Company, to make all decisions affecting the business and affairs of the Company and to do or cause to be done any and all acts, at the expense of the Company, as it deems necessary or appropriate to accomplish the purposes and direct the affairs of the Company. The Managing Member shall have the exclusive power and authority to bind the Company, except and to the extent that such power is expressly delegated in writing to any other Person by the Managing Member, and such delegation shall not cause the Managing Member to cease to be a Member or the Managing Member of the Company. The Managing Member shall be an agent of the Company’s business, and the actions of the Managing Member taken in such capacity and in accordance with this Agreement shall bind the Company. The Managing Member shall at all times be a Member. The Managing Member shall constitute a “Manager” under the Act. Notwithstanding any provision of this Agreement, the Company, and the Managing Member on behalf of the Company, may enter into and perform any document without any vote or consent of any other Person. No Non-Managing Member or Assignee (other than in its separate capacity as the Managing Member, any of its Affiliates or any member, officer or employee of the Managing Member, the Company or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company. The transaction of any such business by the Managing Member, any of its Affiliates or any member, officer or employee of the Managing Member, the Company or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Non-Managing Members or Assignees under this Agreement. The Managing Member may not be removed by the Members, with or without cause.

(b) The determination as to any of the following matters, made by or at the direction of the Managing Member consistent with the Act and this Agreement, shall be final and conclusive and shall be binding upon the Company and every Non-Managing Member: the amount of assets at any time available for distribution or the redemption of Company Common Units or Company Preferred Units; the amount and timing of any distribution; any determination to redeem Tendered Units; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, this Agreement or otherwise to be determined by the Managing Member.

(c) The Managing Member may also, from time to time, appoint such officers and establish such management and/or advisory boards or committees of the Company as the Managing Member deems necessary or advisable, each of which shall have such powers, authority and responsibilities as are delegated in writing by the Managing Member from time to time. Each such officer and/or board or committee member shall serve at the pleasure of the Managing Member.

(d) Except as otherwise expressly provided in this Agreement or required by any non-waivable provision of the Act or other applicable law, no Member other than the Managing Member shall (a) have any right to vote on or consent to any other matter, act, decision or document involving the Company or its business, or (b) take part in the day-to-day management, or the operation or control, of the business and affairs of the Company. Without limiting the generality of the foregoing, the Managing Member may cause the Company, without the consent or approval of any other Member, to enter into any of the following in one or a series of related transactions: (i) any merger, (ii) any acquisition, (iii) any consolidation, (iv) any sale, lease or other transfer or conveyance of assets, (v) any recapitalization or reorganization of outstanding securities, (vi) any merger, sale, lease, spin-off, exchange, transfer or other disposition of a subsidiary, division or other business, (vii) any issuance of debt or equity securities (subject to any limitations expressly provided for herein) or (viii) any incurrence of indebtedness. Except to the extent expressly delegated in writing by the Managing Member, no Non-Managing Member or Person other than the Managing Member shall be an agent for the Company or have any right, power or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company.

(e) Only the Managing Member may commence a voluntary case on behalf of, or an involuntary case against, the Company under a chapter of Title 11 U.S.C. by the filing of a “petition” (as defined in 11 U.S.C. 101(42)) with the United States Bankruptcy Court. Any such petition filed by any other Member, to the fullest extent permitted by applicable law, shall be deemed an unauthorized and bad faith filing and all parties to this Agreement shall use their best efforts to cause such petition to be dismissed.

(f) It is anticipated that the Managing Member’s primary business activities shall be focused on the operation of the Genesis Entities. Subject to the foregoing and any additional limitations contained in any constituent agreement(s) of any other Genesis Entity, the Members acknowledge and agree that, subject to the terms of any other employment, consulting or similar arrangements or engagement with the Company, the Managing Member, or any Affiliate of either of them: (i) any Non-Managing Member may engage or invest in any other business, activity or opportunity of any nature, independently or with others; (ii) neither the

Company nor any Member (in its capacity as such) shall have any right to participate in any manner in such engagement or investment, or the profits or income earned or derived therefrom; and (iii) the pursuit of such activities by any such Member shall not be deemed in violation of breach of this Agreement or any obligation or duty owed by such Member to the Company or the other Members.

(g) Subject to the rights of any Holder set forth in a Company Unit Designation and Section 6.1(h), the Managing Member shall have the power, without the Consent of the Members, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

(i) to add to the obligations of the Managing Member or surrender any right or power granted to the Managing Member or any Affiliate of the Managing Member for the benefit of the Non-Managing Members;

(ii) to reflect the admission, substitution or withdrawal of Members, the Transfer of any Membership Interest or the termination of the Company in accordance with this Agreement, and to amend the Register in connection with such admission, substitution, withdrawal or Transfer;

(iii) to reflect a change that is of an inconsequential nature or does not adversely affect the Non-Managing Members in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

(iv) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

(v) to modify either or both of the manner in which items of Net Income or Net Loss are allocated pursuant to Article V or the manner in which Capital Accounts are adjusted, computed, or maintained (but in each case only to the extent set forth in the definition of “Capital Account” or Section 4.6 or as contemplated by the Code or the Regulations);

(vi) to reflect the issuance of additional Membership Interests in accordance with Article III;

(vii) to set forth or amend the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of any additional Company Units issued pursuant to Article III;

(viii) if the Company is the Surviving Company in any Termination Transaction, to modify Section 14.1 or any related definitions to provide the holders of interests in such Surviving Company rights that are consistent with Section 10.7(b)(v);

(ix) to reflect any other modification to this Agreement as is reasonably necessary for the business or operations of the Company or the Managing Member and which does not violate Section 6.1(h); and

(x) to ensure that this Agreement complies with (i) any rulings, regulations, notices, announcements or other guidance regarding compensatory partnership interests issued after the date hereof (“New Tax Guidance”) and (ii) any elections that the Managing Member determines to be necessary or advisable in respect of any such New Tax Guidance. Any such amendment may include, without limitation, (A) a provision authorizing the Managing Member in its sole discretion to make any election under the New Tax Guidance, (B) a provision whereby the Company and the Members agree to comply with the requirements of the New Tax Guidance and any election made by the Managing Member with respect thereto, and (C) an amendment to the allocation provision of this Agreement for the purpose of complying with the New Tax Guidance and any election made by the Managing Member with respect thereto, including without limitation, a provision requiring “forfeiture allocations” as appropriate; provided, however, that no amendment shall be made pursuant to this Section 6.1(g)(x) if such amendment would affect any Member’s rights to receive distributions pursuant to Article IV. Any such amendments to this Agreement shall be binding upon all Members.

(h) Notwithstanding Article XIII, this Agreement shall not be amended, and no action may be taken by the Managing Member, without the consent of each Member, if any, adversely affected thereby, if such amendment or action would (i) convert a Non-Managing Member into a Managing Member of the Company (except as a result of the Non-Managing Member becoming the Managing Member pursuant to Sections 11.1 or 12.2(c) of this Agreement), (ii) modify the limited liability of a Member, (iii) adversely alter the rights of any Member to receive the distributions to which such Member is entitled pursuant to Article IV or Section 12.3(a)(iii), or alter the allocations specified in Article V (except, in any case, as permitted pursuant to Sections 3.2, 4.6 and 6.1(g)), (iv) alter or modify in a manner that adversely affects any Member the Redemption rights, Cash Amount or Class A Shares Amount as set forth in Section 14.1, or amend or modify any related definitions (except for amendments to this Agreement or other actions that provide rights consistent with Section 10.7(b)(v)), (v) would convert the Company into a corporation (other than in connection with a Termination Transaction) or (vi) amend this Section 6.1(h); provided, however, that, with respect to clauses (iii), (iv), (v) and (vi), the consent of any individual Member adversely affected shall not be required for any amendment or action that affects all Members holding the same class or series of Company Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Members of such class or series. Further, no amendment may alter the restrictions on the Managing Member’s authority set forth elsewhere in this Section 6.1 without the consent specified therein. Any such amendment or action consented to by any Member shall be effective as to that Member, notwithstanding the absence of such consent by any other Member.

Section 6.2 Compensation and Reimbursement.

(a) The Managing Member shall not receive any fees from the Company for its services in administering the Company, except as otherwise provided herein (including the provisions of Articles IV and V regarding distributions, payments and allocations to which it may be entitled in its capacity as the Managing Member).

(b) Subject to Sections 4.1(b) and 6.2(c), the Company shall be liable for, and shall reimburse the Managing Member or Genesis, on a monthly basis, or such other basis as the Managing Member or Genesis may determine, for all sums expended and obligations incurred in connection with the Company’s business, including (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Company, including, without limitation, the Excluded Assets, (ii) compensation of officers and employees of the Managing Member, Genesis or the Company, including payments under future compensation plans of the Managing Member, Genesis or the Company that may provide for stock units, or phantom stock, pursuant to which employees of the Managing Member, Genesis or the Company will receive payments based upon dividends on or the value of Class A Shares, (iii) director fees and expenses, (iv) all costs and expenses of Genesis’ maintenance of its corporate status and being a public company, including, without limitation, costs of filings with the SEC, reports and other distributions to its stockholders and (v) any tax liability of Genesis and/or its Subsidiaries with respect to any taxable period (or portion thereof) ending on or prior to the Closing Date; provided, however, that the amount of any reimbursement shall be reduced by any interest earned by the Managing Member with respect to bank accounts or other instruments or accounts held by it on behalf of the Company as permitted pursuant to Section 6.3. The Members acknowledge that all such expenses of the Managing Member or Genesis are deemed to be for the benefit of the Company. Such reimbursements shall be made on an after-tax basis and be in addition to any reimbursement of the Managing Member or Genesis as a result of indemnification pursuant to Section 6.6.

(c) To the extent practicable, Company expenses shall be billed directly to and paid by the Company and reimbursements to Genesis or any of its Affiliates by the Company pursuant to this Section 6.2 (other than reimbursements with respect to any tax liability of Genesis and/or its Subsidiaries as described in clause (v) of Section 6.2(b)) shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) (unless otherwise required by the Code and the Regulations).

Section 6.3 Outside Activities.

(a) Neither Genesis nor the Managing Member shall directly or indirectly enter into or conduct any business, other than in connection with, (a) the ownership, acquisition and disposition of Membership Interests and the Excluded Assets, (b) the management of the business of the Company and the Excluded Assets, (c) its operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Company or its assets or activities or those of the Excluded Assets, and (f) such activities as are incidental thereto; provided, however, that Genesis or the Managing Member may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Company so long as Genesis or the Managing Member, as applicable, takes commercially reasonable measures to insure that the economic benefits and burdens of such assets are otherwise vested in the Company, whether by electing to treat such asset as an “Excluded Asset” hereunder, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Company, the Members shall negotiate in good faith to amend this Agreement, including, without limitation, the definition of “Adjustment Factor,” to reflect such activities and the direct ownership of assets by Genesis or the Managing Member. The Managing Member and any Affiliates of the Managing Member may acquire Membership Interests and shall be entitled to exercise all rights of a Non-Managing Member relating to such Membership Interests.

(b) Subject to any agreements entered into pursuant to Section 6.4 and any other agreements entered into by a Non-Managing Member or any of its Affiliates with Genesis, the Managing Member, the Company or a Subsidiary (including any employment agreement), any Non-Managing Member and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or stockholder of any Non-Managing Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities that are in direct or indirect competition with the Company or that are enhanced by the activities of the Company. Neither the Company nor any Member shall have any rights by virtue of this Agreement in any business ventures of any Non-Managing Member or Assignee. Subject to such agreements, none of the Non-Managing Members nor any other Person shall have any rights by virtue of this Agreement or the relationship established hereby in any business ventures of any other Person (other than the Managing Member, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 6.4 and any other agreements entered into by a Non-Managing Member or its Affiliates with Genesis, the Managing Member, the Company or a Subsidiary, to offer any interest in any such business ventures to the Company, any Non-Managing Member, or any such other Person, even if such opportunity is of a character that, if presented to the Company, any Non-Managing Member or such other Person, could be taken by such Person.

Section 6.4 Transactions with Affiliates.

(a) The Company may lend or contribute funds or other assets to Genesis and its Subsidiaries or other Persons in which Genesis has an equity investment, and such Persons may borrow funds from the Company, on terms and conditions no less favorable to the Company in the aggregate than would be available from unaffiliated third parties as determined by Genesis. The foregoing authority shall not create any right or benefit in favor of any Member or any other Person. It is expressly acknowledged and agreed by each Member that Genesis or the Managing Member may (i) borrow funds from the Company in order to redeem, at any time or from time to time, options or warrants previously or hereafter issued by Genesis, (ii) put to the Company, for cash, any rights, options, warrants or convertible or exchangeable securities that Genesis may desire or be required to purchase or redeem or (iii) borrow funds from the Company to acquire interests in any entity whose assets would be treated as Excluded Assets or will be contributed to the Company for Company Units. If Genesis acquires a corporation in which the Company does not hold an interest, in whole or in part, with the proceeds (whether comprised of cash or other assets) of a loan from the Company to Genesis, the Company shall issue to such corporation an interest in the Company that (i) entitles the holder thereof to receive distributions in amounts and at the same times as interest payments on such loan (with appropriate reductions in such distributions if any portion of the loan is repaid), (ii) entitles the holder thereof to receive, if and to the extent that any portion of such loan is repaid, a number of Company Units equal to the quotient obtained by dividing the principal amount of the loan repaid by the Value of Genesis’ common stock at the date of repayment (it being understood and agreed that if the loan is repaid with funds contributed to such corporation by Genesis from the proceeds of a sale of Genesis’ common stock, the Value of Genesis’ common stock at the date of repayment shall be deemed to be the net price per share at which such shares were sold), and (iii) is automatically redeemed for no consideration upon the repayment in full of such loan.

(b) Except as provided in Section 6.3, the Company may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

(c) The Managing Member may propose and adopt on behalf of the Company employee benefit plans funded by the Company for the benefit of employees of the Managing Member, the Company, Subsidiaries of the Company or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Managing Member, the Company or any of the Company’s Subsidiaries.

Section 6.5 Liability of Members.

(a) Neither the Managing Member nor officers and directors thereof shall be liable to the Company or to any Member for any losses sustained or liabilities incurred as a result of any act or omission of such Person or such other Person if the act or failure to act of such Person or such other Person was in good faith, within the scope of such Person’s authority, and in a manner it believed to be in, or not contrary to, the best interests of the Company.

(b) The Managing Member and all officers and directors thereof shall at all times act in a manner that is consistent with its implied contractual covenant of good faith and fair dealing. So long as the Managing Member or such officer or director, as applicable, acts in a manner consistent with the implied contractual covenant of good faith and fair dealing and with the express provisions of this Agreement, such Person shall not be in breach of any duties (including fiduciary duties) in respect of the Company and/or any Member otherwise applicable at law or in equity. The provisions of this Agreement, to the extent that they expand, restrict or eliminate the duties and liabilities of such Persons otherwise existing at law or in equity, are agreed by the Members to replace fully and completely such other duties and liabilities of such Persons. Subject to the foregoing but notwithstanding any other provision of this Agreement or otherwise applicable provision of law or equity, whenever in this Agreement the Managing Member or any officers or directors thereof is permitted or required to make a decision or take an action (i) in its “sole discretion” or “discretion” or under a similar grant of authority or latitude, in making such decisions, such Person shall be entitled to take into account its own interests as well as the interests of the Members as a whole or (ii) in its “good faith” or under another expressed standard, such Person shall act under such express standard and shall not be subject to any other or different standards.

(c) The Managing Member may consult with legal counsel, accountants and financial or other advisors, and any act or omission suffered or taken by the Managing Member on behalf of the Company or in furtherance of the interests of the Company in good faith in reliance upon and in accordance with the advice of such counsel, accountants or financial or other advisors (including a financial advisory Affiliate of the Company) will be full justification for any such act or omission, and the Managing Member will be fully protected in so acting or omitting to act so long as such counsel or accountants or financial or other advisors were selected with reasonable care.

Section 6.6 Indemnification.

(a) The Company shall indemnify and hold harmless each Indemnitee (and such person’s heirs, successors, assigns, executors or administrators) to the full extent permitted by law from and against any and all losses, claims, damages, liabilities, expenses (including reasonable attorney’s fees and other legal fees and expenses), judgments, fines, settlements and other amounts of any nature whatsoever, known or unknown, liquid or illiquid (collectively, “Liabilities”) arising from any and any threatened, pending or completed claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, and whether formal or informal, including appeals (“Actions”), in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of the fact that such Indemnitee is or was the Managing Member or an officer or director thereof if (i) the Indemnitee acted in good faith, within the scope of such Indemnitee’s authority, and in a manner it believed to be in, or not contrary to, the best interests of the Company, (ii) the Action was not initiated by the Indemnitee (other than an action to enforce such Indemnitee’s rights to indemnification or advance of expenses under this Section 6.6) and (iii) the Indemnitee has not been established by a final judgment of a court of competent jurisdiction to be liable to the Company. The termination of an action, suit or proceeding by judgment, order, settlement, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified in clauses (i), (ii) or (iii) above.

(b) Expenses incurred by an Indemnitee in defending any Action, subject to this Section 6.6 shall be advanced by the Company prior to the final disposition of such Action upon receipt by the Company of a written commitment by or on behalf of the Indemnitee to repay such amount if it shall be determined that such Indemnitee is not entitled to be indemnified as authorized in this Section 6.6.

(c) Any indemnification obligations of the Company arising under this Section 6.6 shall be satisfied out of operating or capital proceeds attributable to Excluded Assets or any Company assets (including any amounts otherwise currently or subsequently distributable to any Member(s)).

(d) The right to indemnification provided hereby shall not be exclusive of, and shall not affect, any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns, executors and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

(e) To the fullest extent permitted by applicable law, the Company may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the Managing Member shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company’s activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(f) To the fullest extent permitted by applicable law, any liabilities which an Indemnitee incurs as a result of acting on behalf of the Company or the Managing Member (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 6.6.

(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 6.6 are for the benefit of the Indemnitees, their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 6.6 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Company’s liability to any Indemnitee under this Section 6.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(i) It is the intent of the parties that any amounts paid by the Company to Genesis or the Managing Member pursuant to this Section 6.6 shall be treated as “guaranteed payments” within the meaning of Code Section 707(c).

ARTICLE VII

RIGHTS AND OBLIGATIONS OF NON-MANAGING MEMBERS

Section 7.1 Return of Capital. Except pursuant to the rights of Redemption set forth in Section 14.1 or in any Company Unit Designation, no Non-Managing Member shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon dissolution of the Company as provided herein. Except to the extent provided in Article IV or Article V or otherwise expressly provided in this Agreement or in any Company Unit Designation, no Non-Managing Member or Assignee shall have priority over any other Non-Managing Member or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 7.2 Rights of Non-Managing Members Relating to the Company.

(a) In addition to other rights provided by this Agreement or by the Act, the Managing Member shall deliver to each Non-Managing Member a copy of any information mailed to all of the common stockholders of Genesis as soon as practicable after such mailing.

(b) The Company shall notify any Non-Managing Member that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.

(c) Notwithstanding any other provision of this Section 7.2, the Managing Member may keep confidential from the Non-Managing Members (or any of them), for such period of time as the Managing Member determines to be reasonable, any information that (i) the Managing Member believes to be in the nature of trade secrets or other information the disclosure of which the Managing Member in good faith believes is not in the best interests of the Company or the Managing Member or (ii) the Company or the Managing Member is required by law or by agreement to keep confidential.

Section 7.3 Company Right to Call Membership Interests.

(a) Notwithstanding any other provision of this Agreement, on and after the date on which the aggregate Percentage Interests of the Non-Managing Members (other than the Managing Member and its Subsidiaries) are less than five percent (5%), the Company shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Company Common Units (other than Company Common Units held by the Managing Member and its Subsidiaries) by treating any Non-Managing Member as a Tendering Party who has delivered a Notice of Redemption pursuant to Section 14.1 for the amount of Company Common Units to be specified by the Managing Member by notice to such Non-Managing Member that the Company has elected to exercise its rights under this Section 7.3. Such notice given by the Managing Member to a Non-Managing Member pursuant to this Section 7.3 shall be treated as if it were a Notice of Redemption delivered to the Managing Member by such Non-Managing Member. For purposes of this Section 7.3, (a) any Non-Managing Member (whether or not otherwise a Qualifying Party) may be treated as a Qualifying Party that is a Tendering Party and (b) the provisions of Sections 14.1(d)(i) and 14.1(d)(ii) shall not apply, but the remainder of Section 14.1 shall apply, mutatis mutandis.

(b) In the event that Genesis or the Managing Member enters into an agreement for a merger, consolidation or other business combination with a third party that is not an Affiliate of Genesis or the Managing Member which is a taxable transaction for purposes of federal income tax (a “Merger”), in which outstanding equity securities of Genesis or the Managing Member are converted into cash, property and other securities (or a combination thereof) but only for such securities which are freely transferable and not subject to restrictions on transfer, whether contractual or under any applicable law, the Company shall have the right, but not the obligation, to redeem all outstanding Company Common Units (other than Company Common Units held by the Managing Member and its Subsidiaries) effective immediately prior to, and subject to the consummation of the Merger, by treating all Non-Managing Members as Tendering Parties who have delivered a Notice of Redemption pursuant to Section 14.1 for all outstanding Company Common Units by notice to such Non-Managing Member that the Company has elected to exercise its rights under this Section 7.3. Such notice given by the Managing Member to the Non-Managing Members pursuant to this Section 7.3 shall be treated as if it were a Notice of Redemption. For purposes of this Section 7.3, (a) any Non-Managing Member (whether or not otherwise a Qualifying Party) may be treated as a Qualifying Party that is a Tendering Party and (b) the provisions of Sections 14.1(d)(i) and 14.1(d)(ii) shall not apply, but the remainder of Section 14.1 shall, to the extent not inconsistent with this Section 7.3(b) apply, mutatis mutandis.

Section 7.4 Drag-Along Rights.

(a) If at any time the Managing Member and/or its Affiliates desire to Transfer (other than a pledge, encumbrance, hypothecation or mortgage) in one or more transactions all or any portion of its and/or their Membership Interests (or any beneficial interest therein) in an arm’s-length transaction to a bona fide third party that is not an Affiliate of the Managing Member (an “Applicable Sale”), the Managing Member can require each other Member and Assignee to sell the same ratable share of its Membership Interests as is being sold by the Managing Member and such Affiliates (based upon the total Membership Interests held by the Managing Member and its Affiliates at such time) on the same terms and conditions (“Drag-Along Right”). The Managing Member may in its sole discretion elect to structure or cause the Company to structure the Applicable Sale as a merger or consolidation or as a sale of the Company’s assets. If such Applicable Sale is structured (i) as a merger or consolidation, then no Non-Managing Member or Assignee shall have any dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) as a sale of assets, then no Non-Managing Member may object to any subsequent liquidation or other distribution of the proceeds therefrom. Each Non-Managing Member and Assignee agrees to consent to, and raise no objections against, an Applicable Sale. In the event of the exercise by the Managing Member of its Drag-Along Right pursuant to this Section 7.4, each Non-Managing Member and Assignee shall take all reasonably necessary and desirable actions approved by the Managing Member in connection with the consummation of the Applicable Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to provide customary and reasonable representations, warranties, indemnities, covenants, conditions and other agreements relating to such Applicable Sale and to otherwise effect the transaction; provided, however, that (A) such Non-Managing Members and Assignees shall not be required to give disproportionately greater or more onerous representations, warranties, indemnities or covenants than the Managing Member or its Affiliates, (B) such Non-Managing Members and Assignees shall not be obligated to bear any share of the out-of-pocket expenses, costs or fees (including attorneys’ fees) incurred by the Company or its Affiliates in connection with such Applicable Sale unless and to the extent that such expenses, costs and fees were incurred for the benefit of the Company or all of its Members, (C) such Non-Managing Members and Assignees shall not be obligated or otherwise responsible for more than their proportionate share of any indemnities or other liabilities incurred by the Company and the Non-Managing Members as sellers in respect of such Applicable Sale, and (D) any indemnities or other liabilities approved by the Managing Member shall be limited, in respect of each Non-Managing Member, to such Non-Managing Member’s share of the proceeds from the Applicable Sale.

(b) At least five (5) Business Days before consummation of an Applicable Sale, the Managing Member shall (i) provide the Non-Managing Members and Assignees written notice (the “Applicable Sale Notice”) of such Applicable Sale, which notice shall contain (A) the name and address of the third party purchaser, (B) the proposed purchase price, terms of payment and other material terms and conditions of such purchaser’s offer, together with a copy of any binding agreement with respect to such Applicable Sale and (C) notification of whether or not the Managing Member has elected to exercise its Drag-Along Right and (ii) promptly notify the Non-Managing Members and Assignees of all proposed changes to such material terms and keep the Non-Managing Members and Assignees reasonably informed as to all material terms relating to such sale or contribution, and promptly deliver to the Non-Managing Members and Assignees copies of all final material agreements relating thereto not already provided in according with this Section 7.4(b) or otherwise. The Managing Member shall provide the Non-Managing Members and Assignees written notice of the termination of an Applicable Sale within five (5) Business Days following such termination, which notice shall state that the Applicable Sale Notice served with respect to such Applicable Sale is rescinded.

Section 7.5 Section 368 Transaction. If a reorganization, consolidation, merger or other similar transaction that is a tax-free reorganization of the Managing Member under Section 368 of the Code (a “Section 368 Transaction”) will be consummated when the Company is classified as a partnership for federal income tax purposes, then the Managing Member will structure the Section 368 Transaction so that:

(i) the Company continues to be a direct or indirect subsidiary of the Managing Member or the surviving entity in such Section 368 Transaction (the “Successor”);

(ii) effective upon the consummation of the Section 368 Transaction, (x) each Company Common Unit is exchangeable for the securities and other consideration payable in the Section 368 Transaction with respect to the Class A Shares, and (y) any consideration that is deemed to be a declared and unpaid distribution shall be distributed to holders of the applicable Company Units; and

(iii) the Section 368 Transaction is on such terms and conditions so as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder.

ARTICLE VIII

BOOKS AND RECORDS

Section 8.1 Books and Records. At all times during the continuance of the Company, the Company shall prepare and maintain separate books of account for the Company for financial reporting purposes, on an accrual basis, in accordance with United States generally accepted accounting principles, consistently applied. The Company shall keep at its principal office the following:

(a) a current list of the full name and the last known street address of each Member;

(b) a copy of the Certificate and this Agreement and all amendments thereto; and

(c) copies of the Company’s federal, state and local income tax returns and reports, if any, for the three most recent years.

Section 8.2 Inspection. Subject to Section 15.13 Non-Managing Members (personally or through an authorized representative) may, for purposes reasonably related to their respective Membership Interests, examine and copy (at their own cost and expense) the books and records of the Company at all reasonable business hours upon reasonable prior notice.

ARTICLE IX

TAX MATTERS

Section 9.1 Preparation of Tax Returns. The Managing Member shall arrange for the preparation and timely filing of all returns with respect to Company income, gains, deductions, losses and other items required of the Company for federal and state income tax purposes and shall use all reasonable effort to furnish, within one hundred and eighty (180) days of the close of each taxable year, the tax information reasonably required by Non-Managing Members and for federal and state income tax and any other tax reporting purposes. The Non-Managing Members shall promptly provide the Managing Member with such information relating to the Contributed Assets, including tax basis and other relevant information, as may be reasonably requested by the Managing Member from time to time.

Section 9.2 Tax Elections. The Managing Member shall file (or cause to be filed) an election pursuant to Code Section 754 for the Company for the first Fiscal Year in which such election is relevant and shall maintain and keep such election in effect at all times. Except as otherwise provided herein, the Managing Member shall determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Code Section 754. The Managing Member shall have the right to seek to revoke any such election (including any election under Code Section 754).

Section 9.3 Tax Matters Member.

(a) The Managing Member shall be the “tax matters member” of the Company for federal income tax purposes. The tax matters member shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters member in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Company in addition to any reimbursement pursuant to Section 6.2. Nothing herein shall be construed to restrict the Company from engaging an accounting firm to assist the tax matters member in discharging its duties hereunder. At the request of any Non-Managing Member, the Managing Member agrees to inform such Non-Managing Member regarding the preparation and filing of any returns and with respect to any subsequent audit or litigation relating to such returns; provided, however, that the Managing Member shall have the exclusive power to determine whether to file, and the content of, such returns.

(b) The tax matters member is authorized, but not required:

(i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Company items required to be taken into account by a Member for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the tax matters member may expressly state that such agreement shall bind all Members, except that such settlement agreement shall not bind any Member (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters member shall not have the authority to enter into a settlement agreement on behalf of such Member (as the case may be) or (ii) who is a “notice partner” (as defined in Code Section 6231) or a member of a “notice group” (as defined in Code Section 6223(b)(2));

(ii) in the event that a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a “final adjustment”) is mailed to the tax matters member, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Company’s principal place of business is located;

(iii) to intervene in any action brought by any other Member for judicial review of a final adjustment;

(iv) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

(v) to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and

(vi) to take any other action on behalf of the Members or any of them in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters member in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters member and the provisions relating to indemnification of the Managing Member set forth in Section 6.6 shall be fully applicable to the tax matters member in its capacity as such.

Section 9.4 Withholding. Each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that the Managing Member determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including any taxes required to be withheld or paid by the Company pursuant to Code Section 1441, Code Section 1442, Code Section 1445 or Code Section 1446. Any amount paid on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within fifteen (15) days after notice from the Managing Member that such payment must be made unless (i) the Company withholds such payment from a distribution that would otherwise be made to the Member or (ii) the Managing Member determines that such payment may be satisfied out of the Available Cash of the Company that would, but for such payment, be distributed to the Member. Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member’s Membership Interest to secure such Member’s obligation to pay to the Company any amounts required to be paid pursuant to this Section 9.4. In the event that a Member fails to pay any amounts owed to the Company pursuant to this Section 9.4 when due, the Managing Member may elect to make the payment to the Company on behalf of such defaulting Member, and in such event shall be deemed to have loaned such amount to such defaulting Member and shall succeed to all rights and remedies of the Company as against such defaulting Member (including the right to receive distributions). Any amounts payable by a Member hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Member shall take such actions as the Company or the Managing Member shall request in order to perfect or enforce the security interest created hereunder.

ARTICLE X

MEMBER TRANSFERS AND WITHDRAWALS

Section 10.1 Transfer.

(a) No part of the interest of a Member shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

(b) No Membership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in Sections 7.3, 7.4, 7.5 or 14.1 or this Article X. Any Transfer or purported Transfer of a Membership Interest not made in accordance with this Sections 7.3, 7.4, 7.5 or 14.1 or this Article X shall be null and void ab initio.

(c) Regardless of whether such Transfer constitutes a Permitted Transfer, no Transfer of any Membership Interest may be made to a lender to the Company or any Person who is related (within the meaning of Regulations section 1.752-4(b)) to any lender to the Company whose loan constitutes a Nonrecourse Liability, without the consent of the Managing Member; provided that as a condition to such consent, the lender will be required to enter into an arrangement with the Company and Genesis to redeem or exchange for the Class A Shares Amount any Company Units in which a security interest is held by such lender immediately before the time at which such lender would be deemed to be a member in the Company for purposes of allocating liabilities to such lender under Code Section 752.

Section 10.2 Transfer of Managing Member’s Membership Interest.

(a) Except as provided in Section 7.4 and Section 10.2(b), and subject to the rights of any Holder set forth in a Company Unit Designation, the Managing Member may not Transfer all or any portion of its Membership Interest without the Consent of the Members.

(b) Subject to compliance with the other provisions of this Article X and any other limitations which the Managing Member may otherwise be subject to, the Managing Member may Transfer all of its Membership Interest at any time to (x) (i) Genesis or (ii) any Person that is, at the time of such Transfer, a direct or indirect wholly-owned Subsidiary of Genesis, in each case without the Consent of any Member, and may designate the transferee to become the new Managing Member under Section 11.1, and/or (y) to a bank or other institutional lender, to secure a loan for borrowed money by the Managing Member.

(c) The Managing Member may not voluntarily withdraw as a Managing Member of the Company except in connection with a Transfer of the Managing Member’s entire Membership Interest permitted in this Article X and the admission of the Transferee as a successor Managing Member of the Company pursuant to the Act and this Agreement.

(d) It is a condition to any Transfer of the entire Membership Interest of a sole Managing Member otherwise permitted hereunder that (i) coincident or prior to such Transfer, the transferee is admitted as a Managing Member pursuant to the Act and this Agreement; (ii) the transferee assumes by operation of law or express agreement all of the obligations of the transferor Managing Member under this Agreement with respect to such Transferred Membership Interest; and (iii) the transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement applicable to the Managing Member and the admission of such transferee as a Managing Member.

Section 10.3 Non-Managing Members’ Rights to Transfer.

(a) General. Except as provided in Sections 7.3, 7.4, 7.5 or 14.1 or in Section 10.1(c) or below, and subject to any other limitations which the Non-Managing Members may otherwise be subject to, no Non-Managing Member shall Transfer all or any portion of its Membership Interest to any transferee without the consent of the Managing Member. Notwithstanding the foregoing, any Non-Managing Member may, at any time, without the consent of the Managing Member, Transfer all or any portion of its Membership Interest pursuant to a Permitted Transfer. Any Transfer (other than a Permitted Transfer or Transfer pursuant to Sections 7.3, 7.4, 7.5 or 14.1) by a Non-Managing Member or an Assignee is subject to Section 10.4 and to satisfaction of the following conditions:

(i) Qualified Transferee. Any Transfer of a Membership Interest shall be made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee; provided, further, that each Transfer meeting the minimum Transfer restriction of Section 10.3(a)(iii) may be to a separate Qualified Transferee.

(ii) Opinion of Counsel. The Transferor shall deliver or cause to be delivered to the Managing Member an opinion of legal counsel reasonably satisfactory to the Managing Member to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Company or the Membership Interests Transferred; provided, however, that the Managing Member may waive this condition upon the request of the Transferor. If the Managing Member determines, based on the advice of counsel, that such Transfer would create a material risk of requiring the filing of a registration statement under the Securities Act or otherwise violating any federal or state securities laws or regulations applicable to the Company or the Company Units, the Managing Member may prohibit any Transfer otherwise permitted under this Section 10.3 by a Non-Managing Member of Membership Interests.

(iii) Minimum Transfer Restriction. Any Transferring Member must Transfer not less than the lesser of (i) Company Units with a Value of not less than $5,000,000 (as adjusted for any unit split, unit distribution, reverse unit split, reclassification or similar event, in each case with such adjustment being determined by the Managing Member) or (ii) all of the remaining Company Units owned by such Transferring Member; provided, however, that, for purposes of determining compliance with the foregoing restriction, all Company Units owned by Affiliates of a Non-Managing Member shall be considered to be owned by such Non-Managing Member.

(iv) Exception for Permitted Transfers. The conditions of Section 10.3(a)(ii) through Section 10.3(a)(iii) shall not apply in the case of a Permitted Transfer or Transfer made pursuant to Sections 7.3, 7.4, 7.5 or 14.1.

It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Non-Managing Member under this Agreement with respect to such Transferred Membership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Member are assumed by a successor corporation by operation of law) shall relieve the transferor Member of its obligations under this Agreement without the approval of the Managing Member. Any transferee, whether or not admitted as a Substituted Member, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Member, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 10.5.

(b) Incapacity. If a Non-Managing Member is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Non-Managing Member’s estate shall have all the rights of a Non-Managing Member, but not more rights than those enjoyed by other Non-Managing Members, for the purpose of settling or managing the estate, and such power as the Incapacitated Non-Managing Member possessed to Transfer all or any part of its interest in the Company. The Incapacity of a Non-Managing Member, in and of itself, shall not dissolve or terminate the Company.

(c) Adverse Tax Consequences. No Transfer by a Non-Managing Member of its Membership Interests (including any Redemption, any other acquisition of Company Units by the Managing Member or any acquisition of Company Units by the Company and including any Permitted Transfer) may be made to or by any Person if the Company determines, (i) such Transfer would create a material risk of the Company being treated as an association taxable as a corporation, or (ii) there would be a material risk that such Transfer would be treated as effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704.

Section 10.4 Substituted Members.

(a) No Non-Managing Member shall have the right to substitute a transferee other than a Permitted Transferee as a Non-Managing Member in its place. A transferee of the interest of a Non-Managing Member may be admitted as a Substituted Member only with the consent of the Managing Member; provided, however, that a Permitted Transferee shall be admitted as a Substituted Member pursuant to a Permitted Transfer without the consent of the Managing Member, subject to compliance with the last sentence of this Section 10.4. The failure or refusal by the Managing Member to permit a transferee of any such interests to become a Substituted Member shall not give rise to any cause of action against the Company or the Managing Member. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Member until and unless it furnishes to the Managing Member with (i) evidence of acceptance, in form and substance satisfactory to the Managing Member, of all the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee, (iii) Consent by Spouse, if applicable, and (iv) such other documents and instruments as the Managing Member may require to effect such Assignee’s admission as a Substituted Member.

(b) Concurrently with, and as evidence of, the admission of a Substituted Member, the Managing Member shall amend the Register and the books and records of the Company to reflect the name, address and number of Company Units of such Substituted Member and to eliminate or adjust, if necessary, the name, address and number of Company Units of the predecessor of such Substituted Member.

(c) A transferee who has been admitted as a Substituted Member in accordance with this Article X shall have all the rights and powers and be subject to all the restrictions and liabilities of a Non-Managing Member under this Agreement.

Section 10.5 Assignees. If the Managing Member’s consent is required for the admission of any transferee under Section 10.3 as a Substituted Member, as described in Section 10.4, and the Managing Member withholds such consent, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a membership interest under the Act, including the right to receive distributions from the Company and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Company attributable to the Company Units assigned to such transferee and the rights to Transfer the Company Units provided in this Article X, but shall not be deemed to be a holder of Company Units for any other purpose under this Agreement (other than as expressly provided in Section 14.1 with respect to a Qualifying Party that becomes a Tendering Party), and shall not be entitled to effect a Consent or vote with respect to such Company Units on any matter presented to the Non-Managing Members for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Non-Managing Member). In the event that any such transferee desires to make a further assignment of any such Company Units, such transferee shall be subject to all the provisions of this Article X to the same extent and in the same manner as any Non-Managing Member desiring to make an assignment of Company Units.

Section 10.6 General Provisions.

(a) No Non-Managing Member may withdraw from the Company other than: (i) as a result of a Permitted Transfer of all of such Non-Managing Member’s Membership Interest in accordance with this Article X with respect to which the transferee becomes a

Substituted Member; (ii) pursuant to a redemption (or acquisition by the Managing Member) of all of its Membership Interest pursuant to a Redemption under Section 7.3 or Section 14.1 and/or pursuant to any Company Unit Designation; (iii) as a result of the acquisition by the Managing Member of all of such Non-Managing Member’s Membership Interest, whether or not pursuant to Section 14.1(b), or (iv) pursuant to the consummation of an Applicable Sale as described in Section 7.4.

(b) Any Non-Managing Member who shall Transfer all of its Company Units in a Transfer (i) permitted pursuant to this Article X where such transferee was admitted as a Substituted Member, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Company Units pursuant to a Redemption under Section 14.1 and/or pursuant to any Company Unit Designation (iii) to the Managing Member, whether or not pursuant to Section 14.1(b), or (iv) pursuant to a Transfer contemplated by Sections 7.3, 7.4, 7.5 or 14.1 or this Article X, shall cease to be a Non-Managing Member.

(c) If any Company Unit is Transferred in compliance with the provisions of this Sections 7.3, 7.4, 7.5 or 14.1 or this Article X, or is redeemed by the Company, or acquired by the Managing Member pursuant to Section 14.1, on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Company Unit for such Fiscal Year shall be allocated to the transferor Member or the Tendering Party (as the case may be) and, in the case of a Transfer or assignment other than a Redemption, to the transferee Member, by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method or methods selected by the Managing Member. Solely for purposes of making such allocations, unless the Managing Member determines in its sole discretion to use any other permissible method under Code Section 706(d), each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Member and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Member, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Company Unit with respect to which the Company Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Member or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Company Unit shall be made to the transferee Member.

(d) In addition to any other restrictions on Transfer herein contained, notwithstanding any other provision of this Agreement, in no event may any Transfer or assignment of a Membership Interest by any Member (including any Redemption, any acquisition of Company Units by the Managing Member or any other acquisition of Company Units by the Company) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Membership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Membership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Membership Interest; (iv) if the Managing Member determines that such Transfer would create a material risk that the Company would become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or a “disqualified person” (as defined in Code Section 4975(c)); (v) if the Managing Member determines, based on the advice of counsel, that such Transfer would create a material risk that any portion of the assets of the Company would constitute assets of any employee benefit plan pursuant to Department of Labor Regulations section 2510.2-101; (vi) if such Transfer requires the registration of such Membership Interest pursuant to any applicable federal or state securities laws; (vii) if the Managing Member determines that such Transfer creates a material risk that the Company would become a reporting company under the Exchange Act; or (viii) if such Transfer subjects the Company to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

(e) Transfers pursuant to this Article X may only be made on the first day of any month, unless the Managing Member otherwise agrees.

Section 10.7 Restrictions on Termination Transactions. The Managing Member shall not engage in, or cause or permit, a Termination Transaction, other than (x) with the Consent of the Non-Managing Members, or (y) if the Managing Member exercises its right to sell all outstanding Common Units pursuant to Section 7.4 or expresses its right of redemption pursuant to Section 7.3(b) or (z) either:

(a) in connection with any such Termination Transaction, each holder of Company Common Units (other than the Managing Member and its wholly owned Subsidiaries) will receive, or will have the right to elect to receive, for each Company Common Unit an amount of cash, securities or other property equal to the product of the Adjustment Factor and the greatest amount of cash, securities or other property paid to a holder of one Class A Share in consideration of one Class A Share pursuant to the terms of such Termination Transaction; provided, that if, in connection with such Termination Transaction, any tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to the Common Shares (an “Offer”) shall have been made to and accepted by the holders of a majority of the outstanding Class A Shares and Class B Shares, each holder of Company Common Units (other than the Managing Member and its wholly owned Subsidiaries) will receive, or will have the right to elect to receive, the amount of cash, securities or other property which such holder of Company Common Units would have received had it exercised its right to Redemption pursuant to Article XIV and received Class A Shares in exchange for its Company Common Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated (the fair market value, at the time of the Termination Transaction, of the amount specified herein with respect to each Company Common Unit is referred to as the “Transaction Consideration”); or

(b) all of the following conditions are met: (i) substantially all of the assets directly or indirectly owned by the Company prior to the announcement of the Termination Transaction are, immediately after the Termination Transaction, owned directly or indirectly by the Company or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Company (in each case, the “Surviving Company”); (ii) the Surviving Company is classified as a partnership for U.S. federal income tax purposes; (iii) the Non-Managing Members that held Company Common Units immediately prior to the consummation of such Termination Transaction own a percentage interest of the Surviving Company based on the relative fair market value of the net assets of the Company and the other net assets of the Surviving Company immediately prior to the consummation of such transaction; (iv) the rights of such Non-Managing Members with respect to the Surviving Company are at least as favorable as those of Non-Managing Members holding Company Common Units immediately prior to the consummation of such transaction (except to the extent that any such rights are consistent with clause (v) below) and as those applicable to any other non-managing members of the Surviving Company; and (v) such rights include the right to redeem their interests in the Surviving Company at any time for cash in an amount equal to the fair market value of such interest at the time of redemption, as determined at least once every calendar quarter by an independent appraisal firm of recognized national standing retained by the Surviving Company.

ARTICLE XI

ADMISSION OF MEMBERS

Section 11.1 Admission of Successor Managing Member. A successor to all or a portion of the Managing Member’s Membership Interest pursuant to Section 10.2(b) who the Managing Member has designated to become a successor Managing Member shall be admitted to the Company as the Managing Member, effective immediately upon the Transfer of such Membership Interest to it. Upon any such Transfer and the admission of any such transferee as a successor Managing Member in accordance with this Section 11.1, the transferor Managing Member shall be relieved of its obligations under this Agreement and shall cease to be a Managing Member of the Company without any separate Consent of the Members or the consent or approval of any Member. Any such successor shall carry on the business of the Company without dissolution. In each case, the admission shall be subject to the successor Managing Member executing and delivering to the Company an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the event that the Managing Member withdraws from the Company, or transfers its entire Membership Interest, in violation of this Agreement, or otherwise dissolves or terminates or ceases to be the Managing Member of the Company, a Majority in Interest of the Members may elect to continue the Company by selecting a successor Managing Member in accordance with Section 12.2(c).

Section 11.2 Members; Admission of Additional Members.

(a) A Person (other than a then-existing Member) who makes a Capital Contribution to the Company in exchange for Company Units and in accordance with this Agreement shall be admitted to the Company as an Additional Member only upon furnishing to the Managing Member with (i) evidence of acceptance, in form and substance satisfactory to the Managing Member, of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 15.1, (ii) a counterpart signature page to this Agreement executed by such Person, (iii) Consent by Spouse, if applicable, and (iv) such other documents or instruments as may be required by the Managing Member in order to effect such Person’s admission as an Additional Member. Concurrently with, and as evidence of, the admission of an Additional Member, the Managing Member shall amend the Register and the books and records of the Company to reflect the name, address, number and type of Company Units of such Additional Member.

(b) Notwithstanding anything to the contrary in this Section 11.2, no Person shall be admitted as an Additional Member without the consent of the Managing Member. The admission of any Person as an Additional Member shall become effective on the date upon which the name of such Person is recorded on the books and records of the Company, following the consent of the Managing Member to such admission and the satisfaction of all the conditions set forth in Section 11.2(a).

(c) If any Additional Member is admitted to the Company on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Fiscal Year shall be allocated among such Additional Member and all other Holders by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method or methods selected by the Managing Member. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Member occurs shall be allocated among all the Holders including such Additional Member, in accordance with the principles described in Section 10.6(c). All distributions of Available Cash with respect to which the Company Record Date is before the date of such admission shall be made solely to Members and Assignees other than the Additional Member, and all distributions of Available Cash thereafter shall be made to all the Members and Assignees including such Additional Member.

Section 11.3 Limit on Number of Members. Unless otherwise permitted by the Managing Member, no Person shall be admitted to the Company as an Additional Member if the effect of such admission would be to cause the Company to have a number of Members (including as Members for this purpose those Persons indirectly owning an interest in the Company through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Company to become a reporting company under the Exchange Act.

Section 11.4 Admission. A Person shall be admitted to the Company as a Non-Managing Member of the Company or a Managing Member of the Company only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Company as a Non-Managing Member or a Managing Member.

ARTICLE XII

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 12.1 No Dissolution. The Company shall not be dissolved by the admission of additional Members in accordance with the terms of this Agreement. The Company may be dissolved, liquidated and terminated only pursuant to the provisions of this Article XII, and the Members hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company assets.

Section 12.2 Events Causing Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events (each, a “Liquidating Event”):

(a) the sale of all or substantially all of the Company’s assets;

(b) the Incapacity or removal of the Managing Member (each, an “Event of Withdrawal”); provided, that the Company will not be dissolved or required to be wound up in connection with any of the events specified in this Section 12.2(b) if, within 90 days after the Event of Withdrawal, the Consent of the Members is delivered with respect to the appointment, effective as of the Event of Withdrawal, of another Managing Member;

(c) an election to dissolve the Company made by the Managing Member, with the Consent of the Members; or

(d) the entry of a decree of judicial dissolution under Section 17-802 of the Act.

Section 12.3 Distribution upon Dissolution.

(a) Upon the dissolution of the Company pursuant to Section 12.2, unless the Company is continued pursuant to Section 12.2, the Managing Member (or, in the event that there is no remaining Managing Member or the Managing Member has dissolved, become Bankrupt or ceased to operate, any Person elected by a Majority in Interest of the Members (the Managing Member or such other Person being referred to herein as the “Liquidator”)) shall be responsible for overseeing the winding up and dissolution of the Company and shall take full account of the Company’s liabilities and property, and the Company property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Managing Member, include shares of stock in Genesis) shall be applied and distributed in the following order:

(i) First, to the satisfaction of all of the Company’s debts and liabilities to creditors including Members who are creditors (other than with respect to liabilities owed to Members in satisfaction of liabilities for distributions), whether by payment or the making of reasonable provision for payment thereof;

(ii) Second, to the satisfaction of all of the Company’s liabilities to the Members in satisfaction of liabilities for distributions, whether by payment or the making of reasonable provision for payment thereof; and

(iii) Subject to the terms of any Company Unit Designation, the balance, if any, to the Members in accordance with Section 4.1.

The Managing Member shall not receive any additional compensation for any services performed pursuant to this Article XII.

(b) Notwithstanding the provisions of Section 12.3(a) that require liquidation of the assets of the Company, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Company, the Liquidator determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (including to those Holders as creditors) and/or distribute to the Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 12.3(a), undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

(c) If any Holder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the Managing Member or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Holders pursuant to this Article XII may be:

(i) distributed to a trust established for the benefit of the Managing Member and the Holders for the purpose of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company or of the Managing Member arising out of or in connection with the Company and/or Company activities. The assets of any such trust shall be distributed to the Holders, from time to time, in the reasonable discretion of the Managing Member, in the same proportions and amounts as would otherwise have been distributed to the Holders pursuant to this Agreement; or

(ii) withheld or escrowed to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld or escrowed amounts shall be distributed to the Holders in the manner and order of priority set forth in Section 12.3(a) as soon as practicable.

Section 12.4 Deemed Contribution and Distribution. Notwithstanding any other provision of this Article XII, in the event that the Company is liquidated within the meaning of Regulations section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Company’s Assets shall not be liquidated, the Company’s liabilities shall not be paid or discharged and the Company’s affairs shall not be wound up. Instead, for federal income tax purposes the Company shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter, distributed Company Units to the Members in the new partnership in accordance with their respective Capital Accounts in liquidation of the Company, and the new company is deemed to continue the business of the Company. Nothing in this Section 12.4 shall be deemed to have constituted any Assignee as a Substituted Member without compliance with the provisions of Section 10.4.

Section 12.5 Rights of Holders. Except as otherwise provided in this Agreement and subject to the rights of any Holder set forth in a Company Unit Designation, (a) each Holder shall look solely to the assets of the Company for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Company and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.

Section 12.6 Termination. The Company shall terminate when all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the holders of Company Units in the manner provided for in this Article XII, and the Certificate shall have been cancelled in the manner required by the Act.

Section 12.7 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 12.3, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Members during the period of liquidation.

ARTICLE XIII

PROCEDURES FOR ACTIONS AND CONSENTS

OF MEMBERS; AMENDMENTS; MEETINGS

Section 13.1 Actions and Consents of Members. The actions requiring Consent of any Member pursuant to this Agreement, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article XIII.

Section 13.2 Amendments. Except as otherwise required or permitted by this Agreement (including Section 6.1), amendments to this Agreement must be approved by the Consent of the Managing Member and the Consent of the Members, and may be proposed only by (a) the Managing Member, or (b) Non-Managing Members holding a majority of the Company Common Units then held by Non-Managing Members (excluding the Managing Member and any Controlled Entity of the Managing Member). Following such proposal, the Managing Member shall submit to the Members any proposed amendment that, pursuant to the terms of this Agreement, requires the Consent of the Members. The Managing Member shall seek the Consent of the Members entitled to vote thereon on any such proposed amendment in accordance with Section 13.3. Upon obtaining any such Consent, or any other Consent required by this Agreement, and without further action or execution by any other Person, including any Non-Managing Member, (i) any amendment to this Agreement may be implemented and reflected in a writing executed solely by the Managing Member, and (ii) the Non-Managing

Members shall be deemed a party to and bound by such amendment of this Agreement. Within thirty days after the effectiveness of any amendment to this Agreement that does not receive the Consent of all Members, the Managing Member shall deliver a copy of such amendment to all Members that did not Consent to such amendment. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, this Agreement may not be amended without the Consent of the Managing Member.

Section 13.3 Procedures for Meetings and Actions of the Members.

(a) Meetings of the Members may be called only by the Managing Member. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Members entitled to act at the meeting not less than ten (10) days nor more than ninety (90) days prior to the date of such meeting. Members may vote in person or by proxy at such meeting. Unless approval by a different number or proportion of the Members is required by this Agreement, or any Company Unit Designation, the affirmative vote of a Majority in Interest of the Members shall be sufficient to approve such proposal at a meeting of the Members. Whenever the Consent of any Members is permitted or required under this Agreement, such Consent may be given at a meeting of Members or in accordance with the procedure prescribed in Section 13.3(b).

(b) Any action requiring the Consent of any Member or a group of Members pursuant to this Agreement, or that is required or permitted to be taken at a meeting of the Members may be taken without a meeting if a Consent in writing or by electronic transmission setting forth the action so taken or consented to is given by Members whose affirmative vote would be sufficient to approve such action or provide such Consent at a meeting of the Members. Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as the affirmative vote of such Members at a meeting of the Members. Such Consent shall be filed with the Managing Member. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. For purposes of obtaining a Consent in writing or by electronic transmission, the Managing Member may require a response within a reasonable specified time, but not less than fifteen (15) days of receipt of notice, and failure to respond in such time period shall constitute a Consent that is consistent with the Managing Member’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite Consents are received even if prior to such specified time.

(c) Each Member entitled to act at a meeting of Members may authorize any Person or Persons to act for it by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Each proxy must be signed by the Member or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Member executing it, such revocation to be effective upon the Company’s receipt of written notice of such revocation from the Member executing such proxy, unless such proxy states that it is irrevocable and is coupled with an interest.

(d) The Managing Member may set, in advance, a record date for the purpose of determining the Members (i) entitled to Consent to any action, (ii) entitled to receive notice of or vote at any meeting of the Members or (iii) in order to make a determination of Members for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Members, not less than ten (10) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of Members entitled to notice of or to vote at a meeting of the Members shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Members shall be the effective date of such Member action, distribution or other event. When a determination of the Members entitled to vote at any meeting of the Members has been made as provided in this section, such determination shall apply to any adjournment thereof.

(e) Each meeting of Members shall be conducted by the Managing Member or such other Person as the Managing Member may appoint pursuant to such rules for the conduct of the meeting as the Managing Member or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Members may be conducted in the same manner as meetings of Genesis’ stockholders and may be held at the same time as, and as part of, the meetings of Genesis’ stockholders.

ARTICLE XIV

REDEMPTION RIGHTS

Section 14.1 Redemption Rights of Qualifying Parties.

(a) A Qualifying Party shall have the right (subject to the terms and conditions set forth herein) to exchange all or a portion of the Company Class A Common Units held by such Qualifying Party (Company Common Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) for the Class A Shares Amount or, at the sole and absolute election of the independent members of the Board of Directors (such independent members to be determined by the Board of Directors in accordance with the New York Stock Exchange rules, or, identified as such in Genesis’ annual proxy statement) on behalf of the Managing Member, for the Cash Amount payable on the Specified Redemption Date (in each case, a “Redemption”), in each case pursuant to, and in accordance with, the Charter and the provisions of this Article XIV. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the Managing Member by the Qualifying Party when exercising the Redemption right (the “Tendering Party”). In the event that the Managing Member elects to redeem all or a portion of the Tendered Units in exchange for the applicable Cash Amount, then the Tendering Party shall have the right, at any time during the five (5) Business Days following such election by the Managing Member, to rescind the Notice of Redemption pursuant to a written notice (the “Rescission Notice”) and retain its Company Class A Common Units or Company Class B Common Units, as applicable. If the Tendering Party does not provide a Rescission Notice, the applicable Cash Amount shall be delivered by the Managing Member as a certified or bank check payable to the Tendering Party or, in the Managing Member’s sole and absolute discretion, by wire transfer of funds on or before the Specified Redemption Date.

(b) If the Managing Member does not elect on or before the close of business on the Cut-Off Date to redeem all of the Tendered Units from the Tendering Party in exchange for the Cash Amount, then the portion of the Tendered Units not being redeemed for the Cash Amount shall be redeemed for the Class A Shares Amount calculated based on the portion of Tendered Units to be acquired in exchange for Class A Shares (such percentage being referred to as the “Applicable Percentage”). The Tendering Party shall submit such written representations, investment letters, legal opinions or other instruments necessary, in the Managing Member’s view, to effect compliance with the Securities Act. A number of Class A Shares equal to the product of the Applicable Percentage and the Class A Shares Amount, if applicable, shall be delivered by Genesis to the Managing Member for delivery to the Tendering Party as duly authorized, validly issued, fully paid and non-assessable Class A Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than restrictions provided in the Charter, the Securities Act and relevant state securities or “blue sky” laws. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such Class A Shares and Rights for all purposes, including rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. Class A Shares issued in connection with a Redemption pursuant to this Section 14.1(b) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as Genesis in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

(c) The Company may elect to raise funds for the payment of any applicable Cash Amount (i) solely by requiring that Genesis or its Subsidiaries contribute to the Company funds from (A) the proceeds of a registered public offering by Genesis of Class A Shares sufficient to purchase the Tendered Units or (B) any other sources available to Genesis or its Subsidiaries or (ii) with the consent of the Tendering Party, from any other sources available to the Company. To the extent determined by the Managing Member, the Company will treat such a transaction as a disguised sale of partnership interests under Code Section 707(a)(2)(B). If the Cash Amount is not paid on or before the Specified Redemption Date, interest shall accrue with respect to the Cash Amount from the day after the Specified Redemption Date to and including the date on which the Cash Amount is paid at a rate equal to the Applicable Federal Short-Term Rate as published monthly by the IRS.

(d) Notwithstanding anything herein to the contrary, with respect to any Redemption pursuant to this Section 14.1:

(i) Without the consent of the Managing Member, no Tendering Party may effect a Redemption for less than Company Class A Common Units having a Value of at least $5,000,000 (as adjusted for any unit split, unit distribution, reverse unit split, reclassification or similar event, in each case with such adjustment being determined by the Managing Member) or, if such Tendering Party holds less than Company Class A Common Units having a Value of at least $5,000,000 (as adjusted for any unit split, unit distribution, reverse unit split, reclassification or similar event, in each case with such adjustment being determined by the Managing Member), all of the Company Class A Common Units held by such Tendering Party.

(ii) If (A) a Tendering Party surrenders Tendered Units during the period after the Company Record Date with respect to a distribution payable to Holders of Company Common Units, and before the record date established by Genesis for a dividend to its stockholders of some or all of its portion of such Company distribution, and (B) the Managing Member, on behalf of Genesis, elects to redeem any of such Tendered Units in exchange for Class A Shares pursuant to Section 14.1(b), then such Tendering Party shall pay to the Managing Member for payment to Genesis on the Specified Redemption Date an amount in cash equal to the Company distribution paid or payable in respect of such Tendered Units.

(iii) The consummation of such Redemption shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(iv) The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provisions of Section 10.5) all Company Common Units subject to any Redemption, and be treated as a Non-Managing Member or an Assignee, as applicable, with respect to such Company Common Units for all purposes of this Agreement, until the Specified Redemption Date and until such Tendered Units are redeemed. Until a Specified Redemption Date and a redemption of the Tendered Units by the Managing Member for the Class A Share Amount, the Tendering Party shall have no rights as a stockholder of Genesis with respect to the Class A Shares issuable in connection with such acquisition.

(v) The Managing Member shall establish one or more dates in each Fiscal Year as a date on which the Qualifying Party shall be permitted to deliver a Notice of Redemption. The Managing Member may permit, in writing or orally, one or more Qualifying Parties to submit a Notice of Redemption on such other dates, such permission to be granted, withheld or granted on such terms and conditions as determined by the Managing Member in its sole discretion.

(e) Notwithstanding anything herein to the contrary, with respect to any Profits Interest Units, any Member may exchange such Profits Interest Units only to the extent such Member’s Adjusted Capital Account attributable to such Profits Interest Units at the time of the exchange represents the same percentage of the aggregate Adjusted Capital Account balances of all Members of the Company as the percentage interest represented by such Profits Interest Units to be exchanged. The determination in this Section 14.1(e) shall be calculated as if each Excluded Asset had been contributed to the Company pursuant to Section 3.9. For the avoidance of doubt, the exchanging Member may designate the portion of his or her Capital Account attributable to one or more Company Units being exchanged.

(f) Upon redemption of any Class A Common Unit, the Company shall convert a number of Class C Common Units held by the Managing Member equal to the number of Class C Shares that were converted in connection with such Class A Common Unit redemption and issue to the Managing Member a number of Class A Units equal to the number of whole Class A Shares issued upon such conversion and pay to the Managing Member for payment to Genesis an amount in cash equal to the cash paid to holders of the Class C Shares converted in lieu of fractional shares.

ARTICLE XV

MISCELLANEOUS

Section 15.1 Company Counsel. THE COMPANY, THE MANAGING MEMBER AND EACH OF THE OTHER GENESIS ENTITIES MAY BE REPRESENTED BY THE SAME COUNSEL. THE ATTORNEYS, ACCOUNTANTS AND OTHER EXPERTS WHO PERFORM SERVICES FOR THE COMPANY MAY ALSO PERFORM SERVICES FOR THE MANAGING MEMBER AND EACH OF THE OTHER GENESIS ENTITIES AND AFFILIATES THEREOF. THE MANAGING MEMBER MAY, WITHOUT THE CONSENT OF THE NON-MANAGING MEMBERS, EXECUTE ON BEHALF OF THE COMPANY ANY CONSENT TO THE REPRESENTATION OF THE COMPANY THAT COUNSEL MAY REQUEST PURSUANT TO THE NEW YORK RULES OF PROFESSIONAL CONDUCT OR SIMILAR RULES IN ANY OTHER JURISDICTION. THE COMPANY HAS INITIALLY SELECTED SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP (“COMPANY COUNSEL”) AS LEGAL COUNSEL TO THE COMPANY. EACH MEMBER ACKNOWLEDGES THAT COMPANY COUNSEL DOES NOT REPRESENT ANY NON-MANAGING MEMBER IN ITS CAPACITY AS SUCH IN THE ABSENCE OF A CLEAR AND EXPLICIT WRITTEN AGREEMENT TO SUCH EFFECT BETWEEN SUCH NON-MANAGING MEMBER AND COMPANY COUNSEL (AND THEN ONLY TO THE EXTENT SPECIALLY SET FORTH IN SUCH AGREEMENT), AND THAT IN ABSENCE OF ANY SUCH AGREEMENT COMPANY COUNSEL SHALL OWE NO DUTIES TO EACH NON-MANAGING MEMBER. EACH NON-MANAGING MEMBER FURTHER ACKNOWLEDGES THAT, WHETHER OR NOT COMPANY COUNSEL HAS IN THE PAST REPRESENTED OR IS CURRENTLY REPRESENTING SUCH NON-MANAGING MEMBER WITH RESPECT TO OTHER MATTERS, COMPANY COUNSEL HAS NOT REPRESENTED THE INTERESTS OF ANY NON-MANAGING MEMBER IN THE PREPARATION AND/OR NEGOTIATION OF THIS AGREEMENT.

Section 15.2 Appointment of Managing Member as Attorney-in-Fact.

(a) Each Non-Managing Member, including each Additional Member and Substitute Member that are Non-Managing Members, irrevocably makes, constitutes and appoints the Managing Member, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including but not limited to:

(i) All certificates and other instruments (including counterparts of this Agreement), and all amendments thereto, which the Managing

Member deems appropriate to form, qualify, continue or otherwise operate the Company as a limited liability company (or other entity in which the Members will have limited liability comparable to that provided in the Act), in the jurisdictions in which the Company may conduct business or in which such formation, qualification or continuation is, in the opinion of the Managing Member, necessary or desirable to protect the limited liability of the Members.

(ii) All amendments to this Agreement adopted in accordance with the terms hereof, and all instruments which the Managing Member deems appropriate to reflect a change or modification of the Company in accordance with the terms of this Agreement.

(iii) All conveyances of Company assets, and other instruments which the Managing Member reasonably deems necessary in order to complete a dissolution and termination of the Company pursuant to this Agreement.

(b) The appointment by all Non-Managing Members of the Managing Member as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Non-Managing Members and Assignees under this Agreement will be relying upon the power of the Managing Member to act as contemplated by this Agreement in any filing and other action by it on behalf of the Company, shall survive the Incapacity of any Person hereby giving such power, and the Transfer or assignment of all or any portion of the such Person Membership Interest, and shall not be affected by the subsequent Incapacity of the principal; provided, however, that in the event of the assignment by a Non-Managing Member of all of its Membership Interest, the foregoing power of attorney of an assignor Non-Managing Member shall survive such assignment only until such time as the Assignee shall have been admitted to the Company as a Substituted Member and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

Section 15.3 Arbitration.

(a) Except as otherwise expressly provided herein, any dispute, controversy or claim arising out of or in connection with this Agreement, or the interpretation, breach, termination or validity thereof (“Dispute”) shall be finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein and such arbitration shall be administered by the AAA. The place of arbitration shall be New York, New York.

(b) There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by the AAA shall be a retired judge or a practicing attorney with no less than fifteen years of experience with corporate matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware.

(c) The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitrator shall not be permitted to award punitive, multiple or other non-compensatory damages. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement.

(d) All Disputes shall be resolved in a confidential manner. The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests.

(e) Barring extraordinary circumstances (as determined in the sole discretion of the arbitrator), discovery shall be limited to pre-hearing disclosure of documents that each side will present in support of its case, and non-privileged documents essential to a matter of import in the proceeding for which a party has demonstrated a substantial need. The parties agree that they will produce to each other all such requested non-privileged documents, except documents objected to and with respect to which a ruling has been or shall be sought from the arbitrator. There will be no depositions.

(f) Any claim brought by a Member must be brought in such Member’s individual capacity and not as a plaintiff or class member in any purported class, collective or representative proceeding.

Section 15.4 Company Name; Goodwill. The parties acknowledge and agree that the Company shall own exclusively all right, title and interest in and to the names “Genesis Healthcare and FC-GEN” (the “Venture Marks”). The Company hereby grants to the Managing Member and its Affiliates a royalty-free, non-exclusive license to use the Venture Marks as part of their names (as applicable) and in connection with their business activities. This right may not be sub-licensed, assigned or mortgaged without the Company’s prior written consent. This license shall endure for so long as Genesis is the sole shareholder of the Managing Member.

Section 15.5 Accounting and Fiscal Year. Subject to Code Section 448, the books of the Company shall be kept on such method of accounting for tax and financial reporting purposes as may be determined by the Managing Member. The fiscal year of the Company (the “Fiscal Year”) shall be the calendar year, or, in the case of the first and last Fiscal Years of the Company, the fraction thereof commencing on the date of this Agreement or ending on the date on which the winding-up of the Company is completed, as the case may be, unless otherwise determined by the Managing Member and permitted under the Code.

Section 15.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof, including the Original Agreement.

Section 15.7 Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

Section 15.8 Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, (b) sent by facsimile, overnight mail or registered or certified mail, return receipt requested, postage prepaid, or (c) (except with respect to notice to the Company or the Managing Member) sent by e-mail, with electronic, written or oral confirmation of receipt, in each case addressed as follows: if to the Company or the Managing Member, to it c/o 101 East State Street Kennett Square PA 19348, Attention: General Counsel, phone: (610) 444-6350, fax: (610) 925-4000, or to such other address as the Company may from time to time specify by notice to the Members; and if to any Non-Managing Member, to such Non-Managing Member at the address set forth in the records of the Company. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile or e-mail, or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

Section 15.9 Governing Law. This Agreement, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

Section 15.10 Construction. This Agreement shall be construed as if all parties hereto prepared this Agreement.

Section 15.11 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the Members, their heirs, executors, administrators, successors and all other Persons hereafter holding, having or receiving an interest in the Company, whether as Assignees, Substituted Members or otherwise.

Section 15.12 Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

Section 15.13 Confidentiality. To the greatest extent permitted by law, Non-Managing Member’s rights to access or receive any information about the Company or its business are conditioned on such Non-Managing Member’s willingness and ability to assure that the Company information will be used solely by such Non-Managing Member for purposes reasonably related to such Non-Managing Member’s interest as a Non-Managing Member, and that such Company information will not become publicly available as a result of such Non-Managing Member’s rights to access or receive such Company information. Each Non-Managing Member hereby acknowledges that the Company creates and will be in possession of confidential information, the improper use or disclosure of which could have a material adverse effect upon the Genesis Entities and their respective Affiliates. Each Non-Managing Member further acknowledges and agrees that the Company information constitutes a valuable trade secret of the Company and agrees to maintain any Company information provided to it in the strictest confidence. Accordingly, without limiting the generality of the foregoing:

(a) Notwithstanding Article VIII, the Managing Member shall have the right to keep confidential from the Non-Managing Members (and their respective agents and attorneys) for such period of time as the Managing Member deems reasonable, any information: (i) that the Managing Member believes to be in the nature of trade secrets; (ii) other information, the disclosure of which the Managing Member believes is not in the best interest of the Genesis Entities or could damage any of the Genesis Entities or their respective businesses; or (iii) which the Managing Member (or its Affiliates, employees, officers, directors, members, partners or personnel) or any Genesis Entity is required by law or by agreement with a third party to keep confidential; provided, that the Managing Member shall make available to a Non-Managing Member, upon reasonable request, information required by such Non-Managing Member or its Affiliates to comply with applicable laws, rules and regulations (foreign or domestic), as well as any requests from any federal, state, local or foreign regulatory body or stock exchange having jurisdiction over such Non-Managing Member or its Affiliates. Notwithstanding the immediately preceding proviso, in no event shall the Managing Member be required to disclose to any Non-Managing Member the identity of, or any account details relating to, any other Member (or any other investor in any other Genesis Entity) unless it is required to do so by law applicable to it, as determined by a court of competent jurisdiction.

(b) Except as permitted by this Section 15.13 or as required by applicable law, each party hereto (other than the Managing Member) agrees that the provisions of this Agreement, all of the information and documents described in Article VIII, all understandings, agreements and other arrangements between and among the parties (or any of them), and all other non-public information received from, or otherwise relating to, any Genesis Entity, any Non-Managing Members, the Managing Member and/or their respective Affiliates shall be confidential, and shall not disclose or otherwise release to any other Person (other than another party hereto) such matters, without the written consent of the Managing Member.

(c) The confidentiality obligations of the parties under this Section 15.13 shall not apply: (i) to the disclosure by a Non-Managing Member of information to the other Non-Managing Members or such Non-Managing Member’s Affiliates, partners, officers, agents, board members, trustees, attorneys, auditors, employees, prospective transferees permitted hereunder, financial advisors and other professional advisors (provided, that such prospective transferees and other Persons agree to hold confidential such information substantially in accordance with this Section 15.13 or are otherwise bound by a duty of confidentiality to such Non-Managing Member) solely on a need-to-know basis, which Persons shall be bound by this Section 15.13 as if they were Non-Managing Members, (ii) to information already known to the general public at the time of disclosure or that became known prior to such disclosure through no act or omission by any Non-Managing Member (or any investor in any other Genesis Entity) or any Person acting on behalf of any of the foregoing, (iii) to information received from a source not bound by a duty of confidentiality to any Genesis Entity, any Member or any Affiliate of any of the foregoing, (iv) to any party to the extent that the disclosure by such party of information otherwise determined to be confidential is required by applicable law (foreign or domestic) or legal process (including pursuant to an arbitration proceeding), or by any federal, state, local or foreign regulatory body or stock exchange with jurisdiction over such party, (v) to disclosures made in connection with any lawsuit initiated to enforce any rights granted under this Agreement, or (vi) to the disclosure of confidential information to rating agencies to the extent such disclosure is required by such rating agencies; provided, that prior to disclosing such confidential information, a party shall, to the extent permitted by applicable law, notify the Managing Member thereof, which notice shall include the basis upon which such party believes the information is required to be disclosed. Notwithstanding the foregoing or anything to the contrary herein, in no event shall this Section 15.13(c) permit any Non-Managing Member to disclose the identity of, or any account details relating to, any other Member (or any other investor in any other Genesis Entity), without the prior written consent of the Managing Member (which may be given or withheld in the Managing Member’s sole discretion) unless the Non-Managing Member delivers to the Managing Member a written opinion of counsel to the Non-Managing Member (which opinion and counsel shall be reasonably acceptable to the Managing Member) to the effect that such disclosure is required under applicable law.

(d) To the extent that a Non-Managing Member is subject to the United States Freedom of Information Act or any similar public disclosure or public records act statutes: (i) such Non-Managing Member acknowledges the Managing Member’s and the Company’s position that the information intended to be protected by the provisions of Sections 15.13(a) and 15.13(b) constitutes or includes sensitive financial data, proprietary data, commercial and financial information and/or trade secrets that are being provided to and/or entered into with the Non-Managing Member with the specific understanding that such documents and information will remain confidential; (ii) the Managing Member advises each such Non-Managing Member that the documents and information intended to be protected by the provisions of Sections 15.13(a) and 15.13(b) would not be supplied to such Non-Managing Member without an understanding that such documents and information will be held and treated by such Non-Managing Member as confidential information; and (iii) to the extent that such Non-Managing Member is nevertheless required to disclose any such confidential information, (A) such Non-Managing Member shall, unless legally prohibited, give the Managing Member prior notice of any such required disclosure and (B) such Non-Managing Member shall in any event maintain the confidentiality of the Company’s information (including this Agreement) to at least the same extent as, and in a manner no less favorable to the Company and the Managing Member than the manner in which, it maintains the confidentiality of comparable information in respect of any other private investment vehicles in which such Non-Managing Member invests (whether such vehicles are focused on private investments, public investments or otherwise). Notwithstanding the foregoing or anything to the contrary herein, in no event shall this Section 15.13(d) permit any Non-Managing Member to disclose the identity of, or any account details relating to, any other Member (or any other investor in any other Genesis Entity), without the prior written consent of the Managing Member (which may be given or withheld in the Managing Member’s sole discretion) unless the Non-Managing Member delivers to the Managing Member a written opinion of counsel to the Non-Managing Member (which opinion and counsel shall be reasonably acceptable to the Managing Member) to the effect that such disclosure is required under applicable law.

(e) The Company and the Managing Member shall be entitled to enforce the obligations of each Non-Managing Member under this Section 15.13 to maintain the confidentiality of the information described herein. The remedies provided for in this Section 15.13 are in addition to and not in limitation of any other right or remedy of the Company or the Managing Member provided by law or equity, this Agreement or any other agreement entered into by or among one or more of the Non-Managing Members and/or the Company. Each Non-Managing Member expressly acknowledges that the remedy at law for damages resulting from a breach of this Section 15.13 may be inadequate and that the Company and the Managing Member shall be entitled to institute an action for specific performance of a Non-Managing Member’s obligations hereunder. The Managing Member shall be entitled to consider the different circumstances of different Non-Managing Members with respect to the restrictions and obligations imposed on Non-Managing Members hereunder to the full extent permitted by law, and, to the full extent permitted by law, the Managing Member may, in its good faith discretion, waive or modify such restrictions and obligations with respect to a Non-Managing Member without waiving or modifying such restrictions and obligations for other Non-Managing Members.

(f) In addition, to the full extent permitted by law, each Non-Managing Member agrees to indemnify the Company and each Indemnitee against any claim, demand, controversy, dispute, cost, loss, damage, expense (including attorneys’ fees), judgment and/or liability incurred by or imposed upon the Company or any such Indemnitee in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency), to which the Company or any such Indemnitee may be made a party or otherwise involved or with which the Company or any such Indemnitee shall be threatened, by reason of the Non-Managing Member’s obligations (or breach thereof) set forth in this Section 15.13.

(g) Notwithstanding any other provision of this Agreement (including this Section 15.13), the Managing Member may disclose any Confidential Information otherwise subject to the confidentiality obligations of this Section 15.13 to any federal, state, local or foreign regulatory or self-regulatory body or any securities exchange or listing authority to the extent required or requested by such body, exchange or authority, or as necessary and appropriate in connection with filings, or as otherwise legally required.

Section 15.14 Consent to Use of Name. Each Member hereby consents to the use and inclusion of its name in the Company’s books and records hereto and any and all other notices or communications required or permitted to be given by the Managing Member to any other Genesis Entity or any member(s) thereof.

Section 15.15 Consent by Spouse. Each Non-Managing Member who is a natural person and is married (and not formally separated with an agreed-upon division of assets) and is subject to the community property laws of any state shall deliver a duly executed Consent by Spouse, in the form prescribed in Exhibit C attached hereto, and at the time of execution of this Agreement. Each such Non-Managing Member shall also have such Consent by Spouse executed by any spouse married to him or her at any time subsequent thereto while such natural person is a Non-Managing Member. Each Non-Managing Member agrees and acknowledges that compliance with the requirements of this Section 15.15 by each other Non-Managing Member constitutes an essential part of the consideration for his or her execution of this Agreement.

Section 15.16 Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto.

Section 15.17 Survival. The provision of Sections 6.6, 15.1, 15.2, 15.3, 15.6 15.7, 15.8, 15.9, 15.13, 15.14 and 15.15 (and this Section 15.17) (and any other provisions herein necessary for the effectiveness of the foregoing sections) shall survive the termination of the Company and/or the termination of this Agreement.

Section 15.18 Anti-Money Laundering Representations and Undertakings. Each Member acknowledges that it has read the representations and undertakings contained on Exhibit D attached hereto and hereby confirms they are true and correct.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

SUN HEALTHCARE GROUP, INC., a Delaware corporation

By:	/s/ Thomas DiVittorio
	Name:	Thomas DiVittorio
	Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED:

GENESIS HEALTHCARE, INC., a Delaware corporation

By:	/s/ Thomas DiVittorio
	Name:	Thomas DiVittorio
	Title:	Chief Financial Officer

CARREERSTAFF HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary
and Assistant Treasurer

SUNDANCE REHABILITATION HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary
and Assistant Treasurer

PEAK MEDICAL IDAHO OPERATIONS HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary
and Assistant Treasurer

PEAK MEDICAL OF UTAH HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary
and Assistant Treasurer

PEAK MEDICAL OF ROSWELL HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary
and Assistant Treasurer

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

REGENCY HEALTH SERVICES HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE BRITTANY REHABILITATION CENTER HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE CARMICHAEL REHABILITATION CENTER HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE GOODWIN NURSING HOME HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SUNBRIDGE HALLMARK HEALTH SERVICES HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE HARBOR VIEW REHABILITATION CENTER HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE MOUNTAIN CARE MANAGEMENT HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE PARADISE REHABILITATION CENTER HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SUNBRIDGE STOCKTON REHABILITATION CENTER HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE SUMMERS LANDING HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

SUNBRIDGE WEST TENNESSEE HOLDCO, INC.

By:	/s/ Michael S. Sherman
	Name:	Michael S. Sherman
	Title:	Senior Vice President, Secretary and Assistant Treasurer

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Robert Hartman

Name:	Midway Gen Capital, LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Debra F. Hartman

Name:	The Robert and Debra F. Hartman Family Trust

Title:	Trustee

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ David Reiss

Name:	David Reiss

Title:	Manager of Senior Care Genesis, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Arnold M. Whitman

Name:	Arnold M. Whitman

Title:	Sole Member of HCCF Management Group XI, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Arnold M. Whitman

Name:	Arnold M. Whitman

Title:	President of HCFF Management Group, Inc.

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Asher Low

Name:	Asher Low

Title:	Manager (ALG Genesis, LLC)

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Sarah Rosenfeld

Name:	Kidron VII, LLC

Title:	Member

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Henry A. Schon

Name:	3D Realty Associates, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Henry A. Schon

Name:	Schon Family Foundation

Title:	President

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Henry Gross

Name:	H. Gross Family LP

Title:	General Partner of H Gross Family LP

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Mark Gross

Name:	Mark Gross

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Christopher M. Sertich

Name:	Christopher M. Sertich

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Michael Jones

Name:	Michael Jones

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Steven E. Fishman

Name:	Steven E. Fishman

Title:	Authorized Signatory of FC Profit Sharing, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Steven E. Fishman

Name:	ZAC Properties XI, LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Steven E. Fishman

Name:	Steven E. Fishman

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ George V. Hager, Jr.

Name:	George V. Hager, Jr.

Title:	Managing Member of GEN Management, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ George V. Hager, Jr.

Name:	George V. Hager, Jr.

Title:	Managing Member of GEN Management Investors, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Samuel Rieder

Name:	Opco Rok LLC

Title:	Managing Member

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	Biret Operating LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	Grandview Investors LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	Max Moxie LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	GRFC Gazelle LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	Gazelle Riverside LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	Gazelle Light LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	Dreyk LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Isaac M. Neuberger

Name:	GHC Class B LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

Please sign your name below exactly in the same manner as the name(s) in which the Membership Interests were owned. When Membership Interests are held by two (2) or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Rivka Wolmark

Name:	Ophel VII LLC

Title:	Manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ George V. Hager, Jr.

Name:	George V. Hager, Jr.

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Robert A. Reitz

Name:	Robert A. Reitz

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ David C. Almquist

Name:	David C. Almquist

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Paul D. Bach

Name:	Paul D. Bach

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Richard P. Blinn

Name:	Richard P. Blinn

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Daniel A. Hirschfeld

Name:	Daniel A. Hirschfeld

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Jeanne M. Phillips

Name:	Jeanne M. Phillips

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Michael S. Sherman

Name:	Michael S. Sherman

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Richard Castor

Name:	Richard Castor

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Thomas DiVittorio

Name:	Thomas DiVittorio

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Joanne Reifsnyder

Name:	Joanne Reifsnyder

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Ray Thivierge

Name:	Ray Thivierge

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ David Bertha

Name:	David Bertha

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Lou Ann Soika

Name:	Lou Ann Soika

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Jeffrey J. Berenbach

Name:	Jeffrey J. Berenbach

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Walter J. Kielar

Name:	Walter J. Kielar

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Wendy LaBate

Name:	Wendy LaBate

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Joseph “Bill” Mason

Name:	Joseph Bill Mason

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Christopher Brad Evans

Name:	Christopher Brad Evans

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Jason Feuerman

Name:	Jason Feuerman

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Joseph Bourne, Jr.

Name:	Joseph Bourne, Jr.

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Stephen Young

Name:	Stephen S. Young

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ G R Pezzano

Name:	G R Pezzano

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Laurence F. Lane

Name:	Laurence F. Lane

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Ken Silverwood

Name:	Ken Silverwood

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ J. Richard Edwards

Name:	J. Richard Edwards

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Norman Schueftan

Name:	Norman Schueftan

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Mary M. Wrinn

Name:	Mary M. Wrinn

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Barbara J. Hauswald

Name:	Barbara J. Hauswald

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ James W. Tabak

Name:	James W. Tabak

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Michael Guglielmo

Name:	Michael Guglielmo

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Jack Basch

Name:	Jack Basch

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Albert Milstein

Name:	Albert Milstein, Hallmark Investments, LLC

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Aryeh Bassman

Name:	Gerson Bassman Gift Trust

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Kenneth Klein

Name:	The Kenneth Klein Revocable Trust

By:	Kenneth Klein

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Chaim Rajchenbach

Name:	Chaim Rajchenbach

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Jack Rajchenbach

Name:	Jack Rajchenbach

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Pearl Kulefsky

Name:	Pearl Kulefsky

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Harold Sussman

Name:	Horizon Equity Group, LLC

By:	Harold Sussman

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Harold Sussman

Name:	Celebrity Associates

By:	Harold Sussman

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Robert Hartman

Name:	Midway Capital Partners, LLC

By:	Robert Hartman

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Abraham J. Stern

Name:	Abraham J. Stern

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Elliott Robinson

Name:	Elliott Robinson for R & L Associates

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Elliott Robinson

Name:	Elliott Robinson for The Sheldon Robinson Delta Trust

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Harold Sussman

Name:	TKG Gen Investors, LLC

By:	Harold Sussman, manager

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

SIGNATURE PAGE TO AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF FC-GEN OPERATIONS INVESTMENT, LLC

The undersigned hereby consents to, and agrees to become a party to and bound by the provisions of, the Amended and Restated Agreement of Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC.

Signature:	/s/ Joseph Dvorak

Name:	Joseph Dvorak

[Signature Page to Amended and Restated Limited Liability Company Operating Agreement of FC-GEN

Operations Investment, LLC]

EXHIBIT A: EXAMPLES REGARDING ADJUSTMENT FACTOR

For purposes of the following examples, it is assumed that (a) the Adjustment Factor in effect on December 31, 2013 is 1.0 and (b) on January 1, 2014 (the “Company Record Date” for purposes of these examples), prior to the events described in the examples, there are 100 Class A Shares issued and outstanding.

Example 1

On the Company Record Date, Genesis declares a dividend on its outstanding Class A Shares in Class A Shares. The amount of the dividend is one Class A Share paid in respect of each Class A Share owned. Pursuant to Paragraph (i) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the stock dividend is declared, as follows:

1.0 * 200/100 = 2.0

Accordingly, the Adjustment Factor after the stock dividend is declared is 2.0.

Example 2

On the Company Record Date, Genesis distributes options to purchase Class A Shares to all holders of its Class A Shares. The amount of the distribution is one option to acquire one Class A Share in respect of each Class A Share owned. The strike price is $4.00 a share. The Value of a Class A Share on the Company Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the options are distributed, as follows:

1.0 * (100 + 100)/(100 + [100 * $4.00/$5.00]) = 1.1111

Accordingly, the Adjustment Factor after the options are distributed is 1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of “Adjustment Factor” shall apply.

Example 3

On the Company Record Date, Genesis distributes assets to all holders of its Class A Shares. The amount of the distribution is one asset with a fair market value (as determined by the Managing Member) of $1.00 in respect of each Class A Share owned. It is also assumed that the assets do not relate to assets received by the Managing Member or its Subsidiaries pursuant to a pro rata distribution by the Company. The Value of a Class A Share on the Company Record Date is $5.00 a share. Pursuant to Paragraph (iii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the assets are distributed, as follows:

1.0 * $5.00/($5.00 — $1.00) = 1.25

Accordingly, the Adjustment Factor after the assets are distributed is 1.25.

EXHIBIT B: NOTICE OF REDEMPTION

Sun Healthcare Group, Inc.

c/o Genesis Healthcare, Inc.

101 East State Street

Kennett Square PA 19348

The undersigned Non-Managing Member or Assignee hereby irrevocably tenders for Redemption Company Class A Common Units in FC-GEN Operations Investment, LLC in accordance with the terms of the Sixth Amended and Restated Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC, dated as of February 2, 2015 (the “Agreement”), and the Redemption rights referred to therein in Section 14.1(a). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned Non-Managing Member or Assignee:

(a) undertakes to surrender such Company Common Units at the closing of the Redemption;

(b) directs that the certified check representing or, at the Managing Member’s discretion, a wire transfer of the Cash Amount, and/or the Class A Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address or bank account, as applicable, specified below;

(c) represents, warrants, certifies and agrees that: (i) the undersigned Non-Managing Member or Assignee is a Qualifying Party; (ii) the undersigned Non-Managing Member or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such Company Common Units, free and clear of the rights or interests of any other person or entity; (iii) the undersigned Non-Managing Member or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Common Units as provided herein; (iv) the undersigned Non-Managing Member or Assignee, and the tender and surrender of such Common Units for Redemption as provided herein complies with all conditions and requirements for redemption of Company Common Units set forth in the Agreement; and (v) the undersigned Non-Managing Member or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

(d) acknowledges that the undersigned will continue to own such Company Common Units unless and until either (1) such Company Common Units are acquired by the Managing Member pursuant to Section 14.1(b) of the Agreement or (2) such redemption transaction closes.

Dated:

Name of Non-Managing Member or Assignee:

Signature of Non-Managing Member or Assignee

Street Address

City, State and Zip Code

Social security or identifying number

Signature Medallion Guaranteed by:*

Issue Check Payable to (or shares in the name of):

Bank Account Details:

*	Required unless waived by the Managing Member or Transfer Agent.

EXHIBIT C: CONSENT BY SPOUSE

I acknowledge that I have read that certain Sixth Amended and Restated Limited Liability Company Operating Agreement of FC-GEN Operations Investment, LLC (the “Company”), dated as of February 2, 2015 (the “Operating Agreement”), and that I know its contents. I am aware that by its provisions, my spouse agrees to sell, convert, dispose of, or otherwise transfer his or her interest in the Company, including any property or other interest that I have or acquire therein, under certain circumstances. I hereby consent to such sale, conversion, disposition or other transfer; and approve of the provisions of the Operating Agreement and any action hereafter taken by my spouse thereunder with respect to his or her interest, and I agree to be bound thereby.

I further agree that in the event of my death or a dissolution of marriage or legal separation, my spouse shall have the absolute right to have my interest, if any, in the Company set apart to him or her, whether through a will, a trust, a property settlement agreement or by decree of court, or otherwise, and that if he or she be required by the terms of such will, trust, settlement or decree, or otherwise, to compensate me for said interest, that the price shall be an amount equal to: (i) the then-current balance of the Capital Account relating to said interest; multiplied by (ii) my percentage of ownership in such interest (all without regard to the effect of any vesting provisions in the Operating Agreement related thereto).

This consent, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the [            ]* without regard to otherwise governing principles of choice of law or conflicts of law.

Date:

NAME:

*	Insert jurisdiction of residence of Member and Spouse.

C-1

EXHIBIT D: ANTI-MONEY LAUNDERING REPRESENTATIONS AND UNDERTAKINGS

Each Member hereby makes the following representations, warranties and covenants as of the date of this Agreement, and for so long as each such Member holds any Membership Interest thereafter:

(a) The monies used to fund the Member’s acquisition of an interest in the Company, and the monies that have been or will be used to make Capital Contributions, have not been, and will not in any case be, derived from or related to any activity that would be illegal in any Relevant Jurisdiction (“Illegal Activity”). In addition, the proceeds from the Member’s investment in the Company will not be used to finance any Illegal Activities. To the best of the Member’s knowledge, no contribution or payment, in and of itself, by any Member to the Company will directly cause the Company or its affiliates to be in violation of applicable anti-money laundering, terrorist financing, or sanctions laws, regulations or government guidance, including but not limited to the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the Bank Secrecy Act’s implementing regulations (collectively, “BSA laws and regulations”); the economic and trade sanctions administered and enforced by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”); or applicable anti-money laundering and terrorist financing laws, regulations or government guidance of any Relevant Jurisdiction. “Relevant Jurisdiction” means the United States or the Member’s place of organization or principal place of business.

(b) Neither a Member nor any person or entity controlled by or controlling the Member, excluding such persons or entities that are shareholders of the Member or any person or entity controlled by or controlling the Member in the event the Member or any person or entity controlled by or controlling the Member is a public company traded on a recognized securities exchange:

(i) Appears on the Specially Designated Nationals and Blocked Persons List maintained by OFAC or the Annex to Executive Order 13224 issued by the President of the United States, each as amended from time to time;

(ii) Is a person or entity resident in or, if an entity, organized or chartered under the laws of a jurisdiction that (a) has been designated by the Secretary of the United States Department of the Treasury as warranting special measures due to money laundering concerns or (b) has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the United States is a member, if the United States has concurred in such designation;

(iii) Is subject to economic or trade sanctions administered and enforced by OFAC;

(iv) Unless disclosed to the Company, is a Senior Foreign Political Figure, defined as a current or former senior official in the executive, legislative, administrative, military, or judicial branches of a foreign government (whether elected or not); a senior

D-1

official of a major foreign political party; a senior executive of a foreign government-owned commercial enterprise; a corporation, business, or other entity that has been formed by, or for the benefit of, such an individual; or the parent, sibling, spouse, child, in-law or close associate of such an individual; or

(v) Is a foreign shell bank defined as a foreign bank that does not have a physical presence in any country unless the foreign bank is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country and is subject to the supervision by a banking authority in the country regulating the affiliated depository institution, credit union or foreign bank.

(c) The Members understand that the Company (and/or its affiliates) may be subject to certain legal requirements that require verification of the source of funds paid to the Company by the Members, as well as the Members’ identity and that of any associated persons. The Members agree that it will provide such materials as may from time to time be reasonably requested by the Company or the Managing Member for such purposes. In addition, the Members agree to provide to the Company and its affiliates any additional information regarding itself and any person or entity controlled by or controlling the Member, excluding such persons or entities that are shareholders of the Member or any person or entity controlled by or controlling the Member in the event the Member or any person or entity controlled by or controlling the Member is a public company traded on a recognized securities exchange, that may be deemed necessary to ensure compliance with all applicable laws concerning money laundering and terrorist financing, as well as trade and economic sanctions. The Company may take such actions as the Managing Member may reasonably determine if this information is not provided or on the basis of information that is provided.

(d) All evidence of identity and related information concerning each Member and any person controlling or controlled by the Member, excluding such persons or entities that are shareholders of the Member or any person or entity controlled by or controlling the Member in the event the Member or any person or entity controlled by or controlling the Member is a public company traded on a recognized securities exchange, provided to the Company is and will be true, accurate and complete. Each Member will promptly notify the Company and the Managing Member if any of the representations in this section cease to be true and accurate.

(e) The Managing Member may segregate and/or redeem a Member’s investment in the Company, prohibit future investments or capital contributions, or take other appropriate action if the Managing Member determines that the continued participation of any Member could materially adversely affect the Company or if the action is necessary in order for the Company to comply with applicable laws, regulations, orders, directives or special measures. The Members further understand that the Company and the Managing Member (and any of their affiliates) may release confidential information about each such Member and, if applicable, any of its direct or indirect beneficial owners, to proper authorities if, in their sole and absolute discretion, they determine that such release is in the interest of any of the foregoing in light of applicable laws and regulations. The Managing Member will take such steps as it determines are necessary to comply with applicable laws, regulations, orders, directives and special measures.

D-2